Exhibit 10.23

CONTRIBUTION AGREEMENT

(AAAAA RENT-A-SPACE)

between

AAAAA RENT-A-SPACE, ALAMEDA, LTD., LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE, ALAMEDA II, LTD. LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE, BERKELEY I, LTD., LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE BERKELEY II, LTD., LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE – CASTRO VALLEY, LTD. LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE – COLMA, LTD.  LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE, HAYWARD, LTD., LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE – MAUI,  A LIMITED PARTNERSHIP, a Hawaiian limited partnership,

AAAAA RENT-A-SPACE, SAN LEANDRO, LTD., LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE, SAN PABLO, LTD. LIMITED PARTNERSHIP, a California limited partnership,

AAAAA RENT-A-SPACE – VALLEJO, LTD. LIMITED PARTNERSHIP, a California limited partnership as CONTRIBUTORS,

and

EXTRA SPACE STORAGE LP,

a Delaware limited partnership, as ACQUIROR,

Dated as of June 15, 2007

EACH CONTRIBUTOR IS MAKING A DECISION TO INVEST IN UNITS OF LIMITED PARTNERSHIP INTEREST IN THE ACQUIROR AND IN THE SECURITIES FOR WHICH THOSE UNITS ARE EXCHANGEABLE (COLLECTIVELY, THE “SECURITIES”).  IN MAKING SUCH INVESTMENT DECISION, EACH CONTRIBUTOR MUST RELY ON ITS OWN EXAMINATION OF THE ISSUERS OF THE SECURITIES AND THE TERMS OF THE INVESTMENT, INCLUDING THE MERITS OF THE INVESTMENT AND THE RISKS INVOLVED.  THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  EACH CONTRIBUTOR IS AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NO GENERAL SOLICITATION WILL BE CONDUCTED AND NO OFFERING LITERATURE OR ADVERTISING IN ANY FORM WILL OR MAY BE EMPLOYED IN THIS OFFERING OF THE SECURITIES, EXCEPT FOR THIS DOCUMENT (INCLUDING AMENDMENTS AND SUPPLEMENTS HERETO) AND THE DOCUMENTS SUMMARIZED HEREIN OR ENCLOSED HEREWITH.  NO PERSON OTHER THAN THE REIT IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING NOT CONTAINED IN THIS DOCUMENT (INCLUDING AMENDMENTS AND SUPPLEMENTS HERETO) AND THE DOCUMENTS SUMMARIZED HEREIN OR ENCLOSED HEREWITH.  SUCH OTHER INFORMATION OR REPRESENTATIONS, IF GIVEN OR MADE, MUST NOT BE RELIED UPON.

ii

THIS CONTRIBUTION AGREEMENT (the “Agreement”) is made and entered into effective as of the 15th day of June, 2007 (hereinafter the “Effective Date”), by, between, and among those entities identified as Contributors on the signature pages of this Agreement, (each a “Contributor”, and collectively “Contributors”) and EXTRA SPACE STORAGE LP, a Delaware limited partnership (“Acquiror”).

R E C I T A L S:

A.            Each of the Contributors operates and owns either fee title to, or a leasehold estate pursuant to the Ground Leases (hereinbelow defined) in, one or more of the self storage facilities listed on Exhibit “A” (each a “Property” and collectively the “Properties”).  Each of the Properties is more fully described on Exhibit “A-1” through “A-14”, inclusive.

B.            Subject to the terms and conditions of this Agreement, Acquiror desires to acquire and accept all of Contributors’ right, title, and interest in and to the Properties from Contributors in their as-is, where-is condition and Contributors are willing to contribute and convey all of Contributors’ right, title, and interest in and to the Properties.

NOW, THEREFORE, in consideration of and in reliance upon the terms, covenants, conditions and representations contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contributors and Acquiror agree as follows:

1.             Contribution.  Subject to, and on the terms and conditions herein set forth, Contributors hereby agree to contribute and convey to Acquiror, and Acquiror hereby agrees to accept, all of Contributors’ right, title, and interest in and to the Properties.  Subject to any provision contained herein that expressly permits the termination of this Agreement as to a particular Property, Acquiror expressly acknowledges and agrees that Acquiror has no right to acquire and Contributors have no obligation to contribute and convey, less than all of the Properties, it being the express agreement and understanding of Acquiror and Contributors that, as a material inducement to Acquiror and Contributors to enter into this Agreement, Acquiror has agreed to acquire and accept, and Contributors have agreed to contribute and convey, all of the Properties in accordance with the terms and conditions hereof.

2.             Property Description.

(a)           Subject to the provisions of this Section 2, each Property includes all of the right, title and interest of the applicable Contributor in and to (i) all buildings, structures, fixtures, easements, rights of way and improvements located thereon or appurtenant thereto (collectively, the “Improvements”), (ii) the Personal Property (hereinafter defined), (ii) the Intangible Personal (hereinafter defined), (iii) the Leases (hereinafter defined), (iv) the Designated Contracts (hereinafter defined), (v) the Security Deposits (hereinafter defined) and (vi) the Ground Leases (hereinafter defined).  Notwithstanding anything to the contrary in the preceding sentence, the term “Property” shall not include any of the Excluded Property (hereinafter defined) with respect to any of the Properties.

(b)           For purposes of this Agreement “Personal Property” means, as to each Property, all fixtures, furniture, carpeting, draperies, appliances, building supplies, equipment, machinery, inventory and other tangible items of personal property which are owned by the Contributor of such Property and presently affixed, attached to, placed or situated upon such Property and/or used exclusively in connection with the ownership, operation and occupancy of such Property.

(c)           For purposes of this Agreement, “Intangible Property” means, as to each Property, all assignable intangible personal property, if any, now or through the date of Closing owned by the Contributor of such Property and arising out of or in connection with such Contributor’s ownership of such Property and the Personal Property, including (to the extent any such items exist): (i) such Contributor’s rights to use all plans, specifications and drawings relating to the Improvements located on such Property (subject to the rights of the parties who prepared the same), (ii) transferable licenses, permits and certificates of occupancy issued by governmental authorities relating to the use, maintenance, occupancy and/or operation of such Property and the Personal Property, and (iii) any presently effective and assignable warranties and guaranties with respect to such Property.

(d)           For purposes of this Agreement, “Leases” means, as to each Property, all leases and rental agreements (other than the Ground Leases) now or hereafter entered into for occupancy of space within the improvements or other portions of such Property.

(e)           For purposes of this Agreement, “Designated Contracts” means, as to each Property, (1) those Contracts (hereinafter defined) which Acquiror has chosen to have assigned to Acquiror at the Closing and which are listed on Exhibit “B” attached hereto and by this reference made a part hereof (2) those Contracts that prior to Closing are designated in writing by Acquiror as Contracts that Acquiror chooses to have assigned to Acquiror at Closing, and (3) any Contracts hereafter approved by Acquiror pursuant to the provisions of Section 9(c) below.

(f)            For purposes of this Agreement, “Security Deposits” means, as to each Property, all security deposits of tenants under Leases (“Tenants”), if any, which as of the Closing Date have not been applied by Contributor in accordance with the terms of the applicable Leases.

(g)           For purposes of this Agreement, “Ground Leases” means: the Berkeley II Ground Lease, the Castro Valley Ground Lease, the Kapolei Ground Lease, and the San Pablo Ground Lease, each as defined on Exhibit “A”.

(h)           For purposes of this Agreement, “Excluded Property” means: (i) any bank accounts of any Contributor, (ii) any motor vehicles or aircraft owned by any Contributor, (iii) any business forms, employee training manuals, proprietary Contributor software and other intellectual property owned and used by any of the Contributors in the operation of a self storage business at any of the Properties, (iv) except as provided in Section 24 below, the right to use the name “AAAAA Rent-A-Space”, (v) any operating accounts, replacement or reserve accounts or other accounts maintained by or on behalf of any Contributor or such Contributor’s affiliates with respect to the Properties, excepting however, reserve accounts under the Third Party Loans that are assumed by Acquiror, which reserve accounts shall be assigned by Contributor to Acquiror at closing of the applicable Property; (vi) any refundable cash or other security deposits or any bonds posted by or on behalf of any Contributor with any governmental authorities, utilities or other parties, other than those for which an adjustment is made pursuant to Section 8 below; (vii) subject to any obligation of any Contributor to remit such refunds to Tenants, any refunds of real estate taxes and assessments, personal property taxes and similar payments attributable to the period prior to the applicable Closing (provided, however, any refunds for the fiscal tax year in which the Closing occurs shall be prorated in accordance with Section 8 below); (viii) subject to Section 10 below, any claims under any Contributor’s insurance policies; (ix) any agreement between a Contributor and such Contributor’s on-site property manager; and (x) any loans or other securities (as defined in the Investment Company Act of 1940) owned by any Contributor.

3.             Contribution Consideration; Series A Participating Redeemable Preferred Units; Other Agreements.

(a)           General.  Acquiror’s sole general partner is ESS Holdings Business Trust I, a Massachusetts business trust (the “General Partner”) and a wholly owned subsidiary of Extra Space Storage Inc., a Maryland corporation (the “REIT”).  The REIT is a real estate investment trust whose common stock, par value $0.01 per share (the “Stock”) is traded on the New York Stock Exchange (the “NYSE”).

(b)           Contribution Consideration.  The aggregate consideration to be delivered to Contributors by Acquiror for the Properties (the “Contribution Consideration”) shall consist of that number (the “Total Series A Preferred Unit Amount”) of Series A Preferred Units (as defined in the Amended and Restated Partnership Agreement) that is equal to the number of OP Units (as defined in the Amended and Restated Partnership Agreement) having an aggregate value (based upon each OP Unit having a value which is equal to the average closing price of the Stock on the NYSE for the ten (10) consecutive trading days ending on the second trading day immediately preceding the Closing Date (as defined below)) that equals the aggregate of the following items:  (a) One Hundred Fifty Million Two Hundred Thousand and No/100 Dollars ($150,200,000.00) (the “Gross Dollar Value”); minus (b) the outstanding balance of the Third Party Loans (hereinafter defined) (including unpaid principal and interest and related charges and other fees and expenses owing with respect to the Third Party Loans) as of the Proration Date (as defined below), but specifically not including any prepayment fees or prepayment penalties payable with respect to the any of the Third Party Loans; minus (c) One Hundred Fifteen Million and No/100 Dollars ($115,000,000.00).  The parties agree that the fair market value of the total Series A Preferred Units is equal to the Gross Dollar Value minus the outstanding balance of the Third Party Loans (the “Net Value”).  The parties further agree that each Series A Preferred Unit shall have a liquidation preference equal to the sum of (x) One Hundred Fifteen Million and No/100 Dollars ($115,000,000.00) divided by the total number of Series A Preferred Units issued to Contributors, plus (y) the value of an OP Unit at the time of liquidation.  As used herein, the term “Third Party Loans” shall mean all of the loans identified on Exhibit “D” attached hereto and by this reference made a part hereof.  Each Property that is security for a Third Party Loan is hereinafter referred to as a “Third Party Loan Property” and all of the Properties that are security for a Third Party Loan are hereinafter collectively referred to as the “Third Party Loan Properties”.  Subject to the provisions of Section 3(d) below, Acquiror shall, at the Closing, pay in full the outstanding balance owing with respect to each of the Third Party Loans other than the “Hayward Loan” and the “San Leandro Loan” (each, as defined on Exhibit “D”).  Subject to the provisions of Section 3(e) below, Acquiror shall, at the Closing, assume the Hayward Loan and the San Leandro Loan.

(c)           Allocation of Contribution Consideration.  The number of Series A Preferred Units that shall be distributed to each Contributor (the “Allocated Contribution Consideration”) shall be equal to the product (rounded to the nearest whole number so that the sum of all Series A Preferred Units distributed to all Contributors pursuant to this Agreement is equal to the Total Series A Preferred Unit Amount) of the Total Series A Preferred Unit Amount multiplied by a fraction the numerator of which is such Contributor’s Allocated Share of the Net Value (hereinafter defined) and the denominator of which is the total Net Value.  As used herein, the term “Allocated Share of the Net Value” shall mean as to each Contributor the shall mean the portion of the Net Value allocated to such Contributor’s Property on Exhibit “C” attached hereto and by this reference made a part hereof.

(d)           Payment of Certain Third Party Loans.  With the exception of the Hayward Loan (as defined on Exhibit “D”) and the San Leandro Loan (defined on Exhibit “D”), Acquiror shall, at the Closing, pay in full the aggregate outstanding balance of the all of the Third Party Loans (each individually a “Prepaid Loan” and collectively the “Prepaid Loans”), including unpaid principal and interest and any related charges and other fees and expenses and any prepayment fees or prepayment penalties payable with respect to the Prepaid Loans; provided, however, that any prepayment fees or prepayment penalties payable with respect to the prepayment of a Prepaid Loan shall not reduce the amount of the Gross Dollar Value for purposes of determining the Net Value pursuant to Section 3(b) above.

(e)           Assumption of Hayward Loan and San Leandro Loan.  The obligations of Contributors and Acquiror under this Agreement shall be subject to the following:

(1)           Each Third Party Lender and each loan servicer of either the Hayward Loan or the San Leandro Loan (each hereinafter a “Assumption Loan” and collectively the “Assumption Loans”) consenting to the transaction which is the subject of this Agreement and Acquiror’s assumption of the Assumption Loans, all on terms that are reasonably acceptable to Acquiror (the “Lender Conditions”).  Contributors have informed Acquiror that KN Productions, Inc. (hereinafter the “Contributor Guarantor”) has executed separate Indemnity and Guaranty Agreements with respect to each of the Assumption Loans and that each Third Party Lender of the Assumption Loans may require Acquiror to provide a financially responsible person to provide a similar guaranty and indemnity with respect to such Third Party Lender’s Assumption Loan (hereinafter a “Replacement Guarantor”).  Acquiror agrees to offer a Replacement Guarantor who shall, in Acquiror’s reasonable determination, satisfy the financial conditions required to be maintained by the applicable Contributor Guarantor pursuant to the Third Party Loan Documents (hereinafter defined) for each Assumption Loan, including, but not limited to, any guarantees of each Assumption Loan; provided, however, that the parties acknowledge that Acquiror may, at Acquiror’s option, require that the assumption and/or guaranties of the Assumption Loans be provided by, one or more affiliates of Acquiror who satisfy the foregoing criteria.  In the event that the Third Party Loan Documents for the Assumption Loans do not specify financial conditions required to be maintained by the applicable Contributor Guarantor, then, in the event so required by the applicable Third Party Lender, Acquiror agrees to offer a Replacement Guarantor who shall have a minimum net worth of at least $100,000,000.00.  Notwithstanding the foregoing, in no event shall Acquiror be required to approve any Lender Conditions which require Acquiror or any affiliate of Acquiror to execute any guaranties or to incur any obligations with respect to an Assumption Loan which are materially more onerous or burdensome than the guaranties and/or obligations undertaken by the applicable Contributor or such Contributor’s affiliates (including, but not limited to, the Contributor Guarantor) under the applicable Third Party Loan Documents for such Assumption Loan.

(2)           Promptly after the Effective Date, Acquiror and Contributors shall apply to each Third Party Lender and servicer of the Assumption Loans for such Third Party Lender and servicer’s consent to the transaction which is the subject of this Agreement and Acquiror’s assumption of each of the Assumption Loans in accordance with Lender Conditions that area reasonably acceptable to Acquiror.  Contributors and Acquiror each agree to use commercially reasonable efforts to cooperate with each other and with each such Third Party Lender and servicer in seeking such approval and consent and in responding to the reasonable requests of such Third Party Lender and/or servicer.  Notwithstanding anything to the contrary contained herein, provided that Contributors and Acquiror shall have satisfied their respective obligations under this Section, the failure of a Third Party Lender to approve the assignment and assumption of an Assumption Loan by the Closing Date shall not constitute a default by either Contributor or Acquiror.

(3)           Notwithstanding anything to the contrary in this Agreement, if at the Closing Date, any Third Party Lender and/or the servicer of either of the Assumption Loans has not consented to the transaction which is the subject of this Agreement and to Acquiror’s assumption of such Loan in accordance with Lender Conditions that are reasonably acceptable to Acquiror, the following provisions of this Section 3(e)(3) shall apply:

(A)          Acquiror may, by written notice to Contributors given at or prior to the Closing Date or at any time after the giving of a notice pursuant to Section 3(e)(3)(B) below with respect to such Assumption Loan, elect to waive the condition that such Third Party Lender and servicer consent to the transaction which is the subject of this Agreement and to Acquiror’s assumption of such Assumption Loan and proceed to Closing, in which event, the provisions of Section 13(c) below shall apply to such Loan, or

(B)           Acquiror may, by written notice to Contributors given at or prior to the Closing, elect to proceed to the Closing with respect to all of the Properties other than one or more of the Third Party Loan Properties securing an Assumption Loan with respect to which Acquiror has not received such consent (with an appropriate reduction in the Gross Dollar Value for purposes of determining the Total Series A Preferred Unit Amount), in which event, Acquiror and Contributor shall continue to seek the consent of such Third Party Lender and/or the servicer of such Third Party Lender’s Assumption Loan to the transaction which is the subject of this Agreement and Acquiror’s assumption of such Assumption Loan in accordance with the provisions of Section 3(e)(2) above and the provisions of Sections 3(e)(4) and 8(g) shall apply to the Third Party Loan Property which secures such Assumption Loan.

If at the Closing Date the Third Party Lenders and/or the servicers of both Assumption Loans have not consented to the transaction which is the subject of this Agreement and Acquiror’s assumption of such Assumption Loans, Acquiror may, in Acquiror’s sole discretion, make a different election with respect to each Assumption Loan.

(4)           As to each Assumption Loan with respect to which Acquiror has made an election pursuant to Section 3(e)(3)(B) above, upon the applicable Third Party Lender’s approval of Acquiror’s assumption of such Assumption Loan in accordance with Lender Conditions which are reasonably acceptable to Acquiror, Contributor and Acquiror agree to execute such documentation as may be reasonably required by Third Party Lender pursuant to and in accordance with the terms of the Third Party Loan Documents and such Lender Conditions and to take all other steps reasonably necessary to promptly Close the loan assumption and Acquiror’s acquisition of the Third Party Loan Property which secures such Assumption Loan as soon as reasonably possible, but in no event later than the tenth (10th) business day after the Lender shall have approved such loan assumption, the completion of which shall include such Third Party Lender’s release of Contributor and each Contributor Guarantor from future liability with respect to the Assumption Loan.

(5)           If Acquiror initially makes an election pursuant to Section 3(e)(3)(B) above with respect to an Assumption Loan and thereafter makes an election pursuant to Section 3(e)(3)(A) above with respect to such Assumption Loan, the Closing with respect to Acquiror’s acquisition of the Third Party Loan Property that secures such Assumption Loan shall occur as soon as reasonably possible after the date on which Acquiror gives Contributors written notice of Acquiror’s election pursuant to Section 3(e)(3)(A) above with respect to such Assumption Loan, but in no event later than ten (10) business days after the giving of such written notice.

(6)           Concurrently with the Closing of the assumption of each Assumption Loan and provided the applicable Third Party Lender shall agree, all reserve accounts maintained by such Third Party Lender on behalf of Contributor in connection with the Assumption Loan, if any, shall be assigned by the applicable Contributor to Acquiror at the Closing of the applicable Third Party Loan Property and such Contributor shall receive a credit at Closing equal the amounts so assigned.  If the applicable Third Party Lender shall not agree to the assignment and assumption of existing reserves at Closing as aforesaid, such Contributor shall not receive a credit therefore at Closing, and, if required by such Third Party Lender, Acquiror shall establish replacement reserves in the amounts required by the Third Party Lender, and Acquiror shall upon such Contributor’s request, reasonably cooperate with such Contributor’s efforts to recover such Contributor reserves from such Lender.

(7)           Acquiror shall be responsible for and pay all fees, costs, expenses, and other charges charged by any Third Party Lender with respect to its consenting to the transaction which is the subject of this Agreement and the assumption of any Assumption Loan in accordance with the provisions of this Section 3(e) including, without limitation, any loan assumption fees.

(f)            Issuance of Series A Preferred Units.  The Series A Preferred Units shall be issued and delivered to Contributors at Closing.  Subject to the terms and conditions contained in the Amended and Restated Partnership Agreement (hereinafter defined), the Series A Preferred Units shall be redeemable for cash or exchangeable for shares (“Conversion Shares”) of the Stock; provided, however, that notwithstanding anything to the contrary in either the Amended and Restated Partnership Agreement or this Agreement, the REIT shall not exchange, in the aggregate with respect to all such exchanges, more than 25,000,000 Conversion Shares with respect to the redemption of either some or all of the Series A Preferred Units.  Anything in the Amended and Restated Partnership Agreement to the contrary notwithstanding, Acquiror agrees that so long as the Series A Preferred Units remain issued and outstanding, Acquiror shall not (i) authorize or issue any securities in Acquiror having any preference as to or on a parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, (ii) reclassify any partnership interests into interests having any preference as to or on a parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, (iii) authorize or issue any debt which is convertible into or exchangeable for, partnership interests in Acquiror having any preference as to or on parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, or (iv) amend or repeal any provision of, or add any provision to the Amended and Restated Partnership Agreement if such actions would alter or change the preferences, rights, privileges or restrictions provided for the benefit of the Series A Preferred Units.

(g)           Transfer Restrictions.

(1)           By executing and delivering this Agreement, each Contributor agrees that such Contributor may only sell, transfer, assign, pledge or encumber, or otherwise convey any or all of the Series A Preferred Units issued and delivered to such Contributor in connection with this transaction (any of the foregoing, a “Transfer”) in strict compliance with this Agreement, the Amended and Restated Partnership Agreement, the charter documents of the REIT and the registration and other provisions of the Securities Act of 1933, as amended (and the rules and regulations promulgated thereunder (the “Securities Act”)), any state securities laws, the rules of the NYSE, in each case as may be applicable (collectively, the “Transfer Requirements”).  In addition, without the consent of the General Partner which may be given or withheld in its sole and absolute discretion, no Contributor nor any successor shall be permitted to Transfer such Contributor’s (or successor’s) Series A Preferred Units, or take any action, which would cause the Series A Preferred Units issued pursuant to this Agreement to such Contributor to be directly or indirectly owned by more than one partner as determined for purposes of Treasury Regulation Section 1.7704-1(h)(1)(ii), but without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii).  Notwithstanding the foregoing, at all times after the date which is two years following the contribution of the Properties to Acquiror, the Contributors agree that all of the Series A Preferred Units will be held, in the aggregate, by not more than six partners (determined as described in the prior sentence).

(2)           Permitted Transfers.  Provided that Big Sky Limited Liability Company, a Wyoming limited liability company (“BSLLC”) and H. James Knuppe and Barbara Knuppe, as Trustees of the RAS I International Trust, a Cook Island international trust (“RAS”) each (A) agree to assume and be bound by the provisions of Sections 3(g)(1) and 3(i) of this Agreement and the provisions of the Amended and Restated Partnership Agreement with respect to the Series A Preferred Units, and (B) execute and deliver to Acquiror an Accredited Investor Questionnaire (in the form attached hereto as Exhibit “K”), the parties agree and understand that immediately after receipt of the Series A Preferred Units, each Contributor shall transfer the Series A Preferred Units received by such Contributor to BSLLC which in turn, shall transfer such Series A Preferred Units to RAS, and after such transfers, BSLLC and RAS shall, with respect to the Series A Preferred A Units, be treated as “Contributors” under this Agreement.  Furthermore, subject to Section 3(g)(1) above and Section 3(i) below, but notwithstanding anything to the contrary in Section 11.3A of the Amended and Restated Partnership Agreement, Acquiror agrees to not unreasonably withhold or delay its consent with respect to any Transfer of Series A Preferred Units by a Contributor for estate planning objectives, including the assignment, sale, transfer or conveyance of Series A Preferred Units (Y) to parents, spouses, siblings, descendants, and/or ancestors of any individuals who own and control such Contributor, and (Z) to trusts, family trusts, partnerships, limited liability companies, family limited partnerships or other entities established for estate planning purposes by any individuals who own and control such Contributor.

(h)           Registration Rights.  At Closing, the Acquiror shall cause the REIT to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form of Exhibit “E” attached hereto, pursuant to which the REIT shall agree to register the resale of Conversion Shares.

(i)            Lock-Up Period.  By executing and delivering this Agreement, each Contributor agrees that until the close of the period immediately following the Closing Date and ending on September 1, 2008 (the “Lock-Up Period”) such Contributor shall not have the right to require Acquiror to redeem any Series A Preferred Unit held by Contributor under the Amended and Restated Partnership Agreement.  If any Contributor transfers any Series A Preferred Unit or any interest therein, such Series A Preferred Unit shall remain subject to this Section 3(i) and, as a condition to the validity of such disposition and in addition to any other Transfer Requirements, the transferee of such Series A Preferred Unit or interest therein shall be required to assume, in a form acceptable to Acquiror, the obligations of this Section 3(i) with respect to such Series A Preferred Unit.  Thereafter, such transferee shall, for purposes of this Section 3(i), be a Contributor.  Notwithstanding the foregoing, prior to the expiration of the Lock-Up Period, Contributors may (in each case, in strict compliance with the Transfer Requirements) pledge or encumber (to or for the benefit of a lender, which, in addition to banks, shall include, without limitation, Acquiror, the REIT, securities firms, broker/dealers and other entities engaged in the business of commercial lending) all or any portion of the Series A Preferred Units.  Acquiror agrees to review each request by Contributors that Acquiror consent to Contributors’ pledging or encumbering Contributors’ Series A Preferred Units on a case by case basis; provided, however, that such consent shall not be unreasonably denied.

(j)            Alternative Redemption Rights.  At any time in which Contributors are entitled to require Acquiror to redeem the Series A Preferred Units, Acquiror will consider, in good faith, proposals made from time to time by all of the Contributors, acting as a group, to redeem all of the Series A Preferred Units issued pursuant to this Agreement with property designated by the Contributors making such proposal (an “Alternative Redemption”).  Such proposals may include a statement that such Alternative Redemption is intended to be  part of a series of transactions (potentially including a cash redemption pursuant to Section 16.4 of the Amended and Restated Partnership Agreement) pursuant to which all of Contributors’ Series A Preferred Units shall be completely redeemed.  Acquiror shall not unreasonably withhold its acceptance of a proposal for an Alternative Redemption that meets the criteria set forth in this Section 3(j) and that does not, in Acquiror’s reasonable judgment, expose Acquiror, any of Acquiror’s partners or the REIT to a risk of liability or damage, or of a penalty or other exposure for noncompliance with law.  Each such proposal for an Alternative Redemption shall be accompanied by an opinion of reputable tax counsel (which may be Baker & McKenzie LLP), in form and substance reasonably satisfactory to Acquiror, which opinion (A) at the election of Acquiror, shall state that Acquiror shall be entitled to rely on such opinion, and (B) shall be reconfirmed at the closing of the Alternative Redemption that, under then applicable law, the proposed Alternative Redemption should result in the redeeming Contributors receiving for federal income tax purposes a tax basis in the property to be received by the Contributors pursuant to the proposed Alternative Redemption that is determined under Section 732(a) or (b) of the Code, as applicable, and specifying which such Section applies.  Acquiror may allow additional Alternative Redemptions in its absolute discretion.  Alternative Redemptions will be required to meet the following requirements:

(1)           In all events, neither Acquiror nor any of its affiliates will assume or be required to bear, directly or indirectly, any costs of expenses or any environmental, tax, legal, economic or reporting risks or liabilities beyond those which would inhere in a redemption of Series A Preferred Units for cash in accordance with the Amended and Restated Partnership Agreement.

(2)           Neither the Acquiror nor any of its affiliates will make any representations or warranties regarding the properties so acquired, tax treatment, etc.

(k)           Further Assurances.  Each party hereto will execute such further documents and take such further actions as may be reasonably requested by the other to consummate the transactions consummated hereby, to vest the Acquiror with full right, title and interest in and to the Property or to effect the other purposes of this Agreement.

(l)            Treatment as Contribution.  It is the intent of the parties to this Agreement that the contribution, transfer, conveyance and assignment effectuated pursuant to this Agreement for the Contribution Consideration shall constitute a “Capital Contribution” to the Acquiror and is intended to be governed by Section 721(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and that such transfer shall not be treated as a sale, or a disguised sale under Section 707(a)(2)(B) of the Code, by either party.  Contributors and Acquiror hereby consent to such treatment.  Acquiror and the Contributor agree to file income tax returns treating such transaction as a non-taxable contribution under Section 721(a) of the Code.  It is the intent of the parties that Contributors’ share of the non-recourse liabilities of Acquiror shall be determined in accordance with the provisions of Section 1.752-3 of the Treasury Regulations, as amended from time to time.

(m)          Survival of Obligations.  The parties agree that the obligations of the parties pursuant to Sections 3(f), 3(g), 3(h), 3(i), 3(j), 3(k) and 3(l) shall survive the Closing and the delivery of the Deeds and the other documents contemplated by this Agreement.

4.             Earnest Money Deposit.

(a)           Deposit of Earnest Money.  Concurrently with the execution of this Agreement by Acquiror and Contributors, Acquiror shall deposit with Chicago Title Insurance Company, National Office, at 171 N. Clark Street, 3rd Floor, Chicago, IL 60601, Attention: Ronald K. Szopa, as the “Escrow Agent” and “Title Company,” an earnest money deposit in cash in the amount of FOURTEEN MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($14,900,000.00) (“Earnest Money Deposit”).  Except as specifically set forth in this Agreement, the Earnest Money Deposit shall be non-refundable.

(b)           Investment of Earnest Money Deposit.  Upon receipt, Escrow Agent shall deposit the Earnest Money Deposit into an interest bearing money market account maintained at a bank customarily used by Escrow Agent for such purposes.  All interest earned on the Earnest Money Deposit while held by Escrow Agent shall be added to and increase the amount of Earnest Money Deposit and shall be reported to the Internal Revenue Service as income of Acquiror.  Acquiror and Contributors agree to provide Escrow Agent with their respective tax identification numbers upon execution of this Agreement and Acquiror and Contributors shall promptly execute all forms reasonably requested by Escrow Agent in connection with depositing the Earnest Money Deposit in an interest-bearing account as provided above.

(c)           Release of Earnest Money Deposit at Closing.  Upon the Closing of Acquiror’s acquisition of each Property in accordance with this Agreement, a portion of the Earnest Money Deposit shall be released and delivered to Acquiror, with such portion of the Earnest Money Deposit being determined in accordance with the following provisions of this Section 4(c):

(1)           With respect to the Closing for each of the Properties other than the last three (3) Properties to Close, the portion of the Earnest Money Deposit to be released to Acquiror with respect to each such Property shall be equal to the product of $7,400,000.00 multiplied by a fraction the numerator of which is the Allocated Contribution Consideration for such Property and the denominator of which is the aggregate Allocated Contribution Consideration for all of the Properties.

(2)           $2,500,000.00 of the Earnest Money Deposit shall be released and delivered to Acquiror upon the Closing of each of the last three (3) Properties to Close; provided, however, that at the Closing of the last Property, the entire remaining balance of the Earnest Money Deposit (including interest) shall be released and delivered to Acquiror.

Except for a release of all or any portion of the Earnest Money Deposit to Acquiror as provided above in this Section 4(c), if either Acquiror or any Contributor makes a written demand upon Escrow Agent for payment of the Earnest Money Deposit (or a portion thereof), Escrow Agent shall give written notice to the other parties of such demand.  If Escrow Agent does not receive a written objection from any other party to the proposed payment of the Earnest Money Deposit (or a portion thereof) within three (3) business days after that party’s receipt of such notice, Escrow Agent shall make the payment of the Earnest Money Deposit (or a portion thereof) pursuant to the demand.  If Escrow Agent does receive such written objection within such three (3) business day period, Escrow Agent shall continue to hold the Earnest Money Deposit (or a portion thereof) as provided in Section 4(b) until otherwise directed by joint written instructions from Acquiror and Contributors or a final, non-appealable judgment of a court of competent jurisdiction.  However, Escrow Agent shall have the right to deposit the Earnest Money Deposit with the clerk of the Superior Court of Alameda County, California.  If Escrow Agent so deposits the Earnest Money Deposit with the clerk of the court, Escrow Agent shall give written notice thereof to Contributors and Acquiror and, upon such deposit and notice, Escrow Agent shall be relieved and discharged of all further obligations hereunder.

5.             Items from Contributors.

(a)           Documents.  Acquiror acknowledges that each Contributor has, with respect to each Property owned by such Contributor, made available to Acquiror at such Contributor’s principal place of business all of the following (collectively, the “Documents”), to the extent that they exist and are within the control of any of the Contributors or any of their respective affiliates, employees or agents and to the extent the same do not constitute Excluded Documents, as defined below:

(1)           All inspections, studies, assessments, reports, audits, and surveys affecting or relating to such Property, including, but not limited to, all title reports, title policies, land surveys, environmental, mechanical, electrical, structural, soils, and similar reports, assessments, and/or audits, traffic studies, and appraisals. (Acquiror acknowledges that a substantial number of such title reports, surveys, engineering reports and environmental reports have already been received).

(2)           All site plans, as-built plans, drawings, environmental, mechanical, electrical, structural, soils, and similar plans and specifications relating to such Property.

(3)           All certificates, inspections, permits, compliance letters, and certificates of occupancy relating to such Property or such Contributor’s business on such Property.

(4)           A rent roll for such Property (each hereinafter a “Rent Roll ) together with a copy of the standard form of lease agreement, amendments, and side agreements and tenant insurance sales materials used in connection with the operation of such Property, and a true and correct copy of each non-self storage lease affecting such Property.

(5)           A list of all real estate contracts, including service contracts, license agreements, warranties, management, maintenance, leasing commission or other agreements affecting such Property, if any, together with copies of the same.  The contracts which are included on the lists delivered to Acquiror pursuant to this Section 5(a)(5) are hereinafter collectively referred to as the “Contracts”.

(6)           Copies of all real and personal property tax statements relating to such Property, or any part thereof, for each of the two years prior to the current year and, if available, for the current year.

(7)           A schedule of all litigation affecting such Property or such Contributor during the past twelve (12) months, together with a “loss run” of all claims submitted to the Contributor’s insurance carriers for the past five (5) years.

(8)           Copies of financial statements for such Property for 2004, 2005, 2006 and year to date 2007, together with copies of monthly delinquency reports, unit mix/occupancy statistics report, monthly management reports, non-rented unit reports ( collectively the “Financial Reports”).  Prior to the Closing, each Contributor shall provide Acquiror with monthly updates to Contributor’s Financial Reports within five (5) business days after the end of each month.

(9)           Copies of the organizational documents for such Contributor.

(10)         Copies of all the documents evidencing and or securing each Third Party Loan, including, but not limited to, any guarantees of each Third Party Loan (hereinafter collectively the “Third Party Loan Documents”).

(11)         Copies of all Ground Lease agreements and amendments.

(b)           Excluded Documents.  As used herein, “Excluded Documents” shall mean (i) any purchase and escrow agreements and correspondence pertaining to Contributor’s acquisition of the Property, (ii) any agreements and/or letters of intent pertaining to the potential acquisition of the Property by any past or prospective purchasers, (iii) any third party purchase inquiries and correspondence, appraisals or economic evaluations of the Property, (iv) any personnel records and files maintained by or on behalf of Contributor with respect to individuals, if any, employed at or in connection with a Property which Contributor is obligated by law to keep confidential, and (v) any documents or materials which are subject to the attorney/client privilege or which are the subject of a confidentiality obligation.

(c)           Return of Documents.  As to each Property, at such time as this Agreement is terminated for any reason, Acquiror shall return to Contributors the copies and/or originals of all of the Documents delivered or made available to Acquiror by or on behalf of any Contributor with respect to such Property.

(d)           No Representations.  Acquiror acknowledges that with the exception of the Documents described in Sections 5(a)(4), 5(a)(5), 5(a)(7), 5(a)(8), 5(a)(9), 5(a)(10), and 5(a)(11), many of the Documents were prepared by third parties other than Contributors, and in some instances, may have been prepared prior to Contributors’ ownership of the Properties.  Acquiror further acknowledges and agrees that, except as expressly set forth in Section 14 below (1) neither Contributors nor any of Contributors’ respective agents, employees or contractors has made any warranty or representation regarding the truth, accuracy or completeness of the Documents or the source(s), and (2) Contributors have not undertaken any independent investigation as to the truth, accuracy or completeness of the Documents and Contributors are providing the Documents or making the Documents available to Acquiror solely as an accommodation to Acquiror.  To the extent such Documents exist and are in the possession or reasonable control of any of the Contributors or any of their respective affiliates, employees or agents, Contributors warrant that the Documents described in Sections 5(a)(4), 5(a)(5), 5(a)(7), 5(a)(8), 5(a)(9), 5(a)(10), and 5(a)(11) are true and accurate in all material respects and, to the extent such documents do not exist or are not within the reasonable control of any of the Contributors or any of their respective affiliates, employees or agents, Contributors agree to provide reasonable cooperation with Acquiror to provide Acquiror with access to such Documents.

(e)           Survival of Obligations.  The obligations of Section 5(c) shall survive any termination of this Agreement.  In addition to any other remedies available to Contributors, Contributors shall have the right to seek equitable relief (including specific performance and injunctive relief) against Acquiror and Acquiror’s representatives to enforce the provisions of Section 5(c).

6.             Rule 3-14 Audit.  Contributors acknowledge that under Rule 3-14 of Regulation S-X, Acquiror is required to obtain certain information in connection with reports Acquiror is required to file with the Securities and Exchange Commission.  Accordingly, provided that Acquiror provides a certificate executed by an executive officer of Acquiror that Acquiror is obligated to complete a Rule 3-14 Audit (hereinbelow defined) Contributors agree to (a) allow Acquiror and Acquiror’s representatives, at Acquiror’s sole cost and expense, to perform an audit of Contributors’ respective operations at the Properties to the extent required under Rule 3-14 of Regulation S-X (hereinafter a “Rule 3-14 Audit”), and (b) make available to Acquiror and Acquiror’s representatives for inspection and audit at Contributors’ respective offices all of Contributors’ books and records reasonably requested by Acquiror for the full calendar year 2005 and the full calendar year 2006 and relating to the operations of each Contributor on the Properties, including, but not limited to, income, expense, occupancy, and other financial and occupancy information relating to the Properties.  In connection with the foregoing, Acquiror shall give Contributors no less than ten (10) business days’ prior written notice of Acquiror’s plans to inspect and audit such books and records.  Contributors acknowledge that Rule 3-14 may require Acquiror to perform a Rule 3-14 Audit both after the expiration of the Due Diligence Period and after the Closing and Contributors agree that Contributors’ respective obligations under this Section 6 shall survive the Closing and delivery of documents contemplated by this Agreement.  Any Rule 3-14 Audit shall be completed as soon as reasonably possible and Acquiror and Acquiror’s representatives shall use commercially reasonable best efforts not to interfere with Contributors’ ability to conduct its business.  Copies of all Rule 3-14 Audits shall be promptly provided to each Contributor at no cost to Contributor.  Acquiror expressly acknowledges and agrees that all Rule 3-14 Audits, together with the books and records made available to Acquiror in connection therewith, shall be subject to the terms and conditions of Section 26 below.

7.             Title Insurance Policies.  At Closing, Acquiror’s title to each of the Properties shall be evidenced by an extended coverage title insurance policy (on the CLTA or ALTA form, as applicable) (each hereinafter a “Title Policy” and collectively the “Title Policies”) in the full amount of the “Allocated Share of the Gross Dollar Value” (hereinafter defined) for such Property, insuring that Acquiror or Acquiror’s designee, is the owner of either fee simple title or a leasehold estate under the applicable Ground Lease (as applicable) in and to such property subject only to the exceptions to title for such Property listed on Exhibit “F” attached hereto and by this reference made a part hereof (hereinafter the “Permitted Exceptions”).  At Closing, Contributors’ agree to provide such affidavits as the Title Company may reasonably require as a condition to issuance of the Title Policies.  So long as such failure is not a result of a default by any Contributor under this Agreement, Contributors’ inability to deliver title to any of the Properties in the condition necessary for the Title Company to issue the Title Policies for any reason shall constitute a failure of a condition and shall not constitute a breach of Contributors’ obligations under this Agreement.  As used herein, “Allocated Share of the Gross Dollar Value” with respect to each Property shall mean an amount equal to the Gross Dollar Value multiplied by a fraction the numerator of which is such Contributor’s Allocated Share of the Gross Dollar Value (hereinafter defined) and the denominator of which is the total Gross Dollar Value.  As used herein, the term “Allocated Share of the Gross Dollar Value” shall mean as to each Contributor the portion of the Gross Dollar Value allocated to such Contributor’s Property on Exhibit “M” attached hereto and by this reference made a part hereof.

8.             Proration Date, Closing Date and Closing Procedures and Requirements.

(a)           Closing Date.  Subject to the provisions of Section 3(e)(3)(B) above, the “Closing Date” or “Closing” of this Agreement and the completion of Contributors’ contribution of the Properties to Acquiror and Acquiror’s acquisition of the Properties shall occur on or before June 26, 2007 (hereinafter the “Initial Scheduled Closing Date”).  Closing shall be coordinated and conducted through the Title Company’s office and neither party shall be required to personally attend the Closing.  The “Closing Date” with respect to any Property shall be the date on which the “Closing” with respect to such Property occurs.  The “Closing” with respect to any Property shall be deemed to have occurred when all of the conditions to Closing with respect to such Property (as set forth in this Agreement) have either been satisfied or waived, the Escrow Agent holds a separate settlement statement signed by the Contributor of such Property with respect to such Property, a separate settlement statement signed by Acquiror with respect to such Property, and all of the funds and all of the other documents required by this Agreement, and Contributors and Acquiror have authorized Escrow Agent to deliver such funds and documents in accordance with the provisions of this Agreement.  The Closing of a Property shall not occur unless each condition to Acquiror’s obligations and each condition to Contributors’ obligations more specifically set out and otherwise enumerated in respectively in Sections 12 and 13 below have been satisfied or waived with respect to such Property.

(b)           Transitional Walk-Through.  Within approximately ten (10) days prior to Closing, Acquiror’s operational staff shall have the right to conduct a general walk-through of all buildings, improvements, storage areas (not under the control of Tenants) and, subject to each Tenant’s rights, other spaces, equipment and Personal Property with representatives of Contributors in order to prepare for and assist in the transition of management at Closing.

(c)           Conveyance of Properties and Delivery of Closing Documents.  Each Contributor shall convey such Contributor’s Property to Acquiror pursuant to a “Deed” and/or “Assignments”, as applicable, and the other documents which are more particularly described on Exhibit “G” attached hereto and by this reference made a part hereof.  At the Closing with respect to the Alameda Property, the Contributor of the Alameda Property and each of such Contributor’s affiliates will provide Acquiror with an additional separate assignment of all of such Contributor’s rights, claims, and causes of action arising from or relating to the environmental condition of the Alameda Property against all prior owners and other potentially responsible parties (other than such Contributor and any of such Contributor’s affiliates); provided, however, that such Contributor shall retain the right to assert any and all defenses that are now or hereafter available to such Contributor with respect to any claims that might hereafter be asserted against such Contributor and relating to the environmental condition of the Alameda Property.  The Contributor of the Alameda Property agrees to cooperate with Acquiror (at Acquiror’s expense) in the assertion of such claims by Acquiror.  By the Closing Date, each Contributor shall deliver to the Title Company each of the documents identified on Exhibit “G” as a document to be delivered by such Contributor (with each such document having been duly executed, in recordable form where applicable).  By the Closing Date, Acquiror shall deliver to the Title Company each of the documents identified on Exhibit “G” as a document to be delivered by Acquiror (with each such document having been duly executed, in recordable form where applicable).  Promptly after the Closing Date, the Title Company shall record and/or deliver the Deeds, Assignments and other documents identified on Exhibit “G” in the manner specified on Exhibit “G”.

(d)           Prorations.  At Closing, all prorations shall be funded in cash or other immediately available funds by the party obligated to pay such prorations pursuant to the following provisions of this Section 8(d):

(1)           All real property ad valorem taxes and general and special assessments applicable to each Property for the year in which the Closing occurs shall be prorated between Contributors and Acquiror as of 12:01 a.m. on the third day prior to the Closing Date for such Property (the “Proration Date”), said proration to be based upon the most recently available tax or assessment rate and valuation with respect to such Property.  Notwithstanding the foregoing, any taxes or assessments levied against any Property with respect to any period of time prior to the Proration Date shall remain and be the obligation of Contributors, if not provided for in the prorations, and Contributors shall promptly pay, or reimburse Acquiror, as applicable, all such taxes or assessments prior to their delinquency.  At or prior to the Closing, Contributors shall pay all real property ad valorem taxes and all general and special assessments applicable to the Properties which are due and payable for any period prior to the year in which the Closing occurs.  Acquiror shall be responsible for the payment of any taxes or assessments levied against any Property with respect to any period of time after the Closing Date.  Any refund for real estate taxes or assessments applicable to the period preceding the Closing, whether paid before or after the Closing, shall be paid to Contributors, and Acquiror shall have no claim or right whatsoever thereto, provided, however, any refund applicable to the pro-rated tax year for which Acquiror paid a portion shall be prorated.  The remaining principal amount (after the application of the prorated portion of any installment applicable to the period prior to the Closing Date) of any and all assessments and/or bonds which encumber the Properties or any part thereof shall not be prorated or apportioned but shall be assumed in full by Acquiror at Closing.  The obligations under this subsection shall survive Closing.

(2)           Subject to the Proration Review (as defined in Exhibit “H”), all income and operating expense items, including, but not limited to, utilities, yellow page advertisements, prepaid insurance premiums (but only to the extent that Contributors’ insurance policies are assigned to Acquiror at Closing pursuant to Section 14(a)(14) below), Ground Lease rents, and all amounts due under any Designated Contracts, shall be prorated as of the Proration Date.  For any deposit with a utility company for which the utility company accepts the Acquiror as assignee and permits the retention of the deposit, Acquiror shall give the applicable Contributor a credit at Closing for each such retained deposit with a utility company serving a Property in which case such Contributor shall assign such Contributor’s rights to each such deposit to Acquiror at the Closing; or, at such Contributor’s option, such Contributor shall be entitled to receive a refund of each such deposit from the utility company, and Acquiror shall post its own deposits.

(3)           For purposes of this Agreement, “Rentals” means, collectively, all amounts paid or payable by Tenants under their respective Leases in connection with their occupancy of the Property, including prepaid rents.  “Rentals” shall not include the Security Deposits.  At the Closing with respect to each Property, Rentals for such Property shall be allocated in accordance with the following provisions of this Section 8(d)(3):

(A)          As to each Property, at the Closing, the Contributor of such Property shall pay to Acquiror the amount of any Rentals which have been prepaid for any period after the month in which the Proration Date with respect to such Property occurs.

(B)           If the Proration Date occurs on a date that is after the tenth (10th) day of any calendar month, the Contributor of such Property shall provide Acquiror and Escrow Agent with a list of those Rentals that have actually been collected with respect to such Property as of the Proration Date, and Escrow Holder shall make appropriate debits and credits to the accounts of Acquiror and Contributor to reflect such prorations.

(C)           If the Proration Date occurs on a date that is on or between the first (1st) and tenth (10th) day of any calendar month, Rentals for such Property for such calendar month shall be deemed received based on the average historical collection rate for such Property during the first ten (10) days of each of the three (3) calendar months immediately preceding the calendar month in which the Proration Date with respect to such Property shall occur.  For purposes of proration of Rentals at Closing, (I) the Contributor of such Property shall provide Acquiror and Escrow Agent with the amount of those Rentals that have been deemed received by such Contributor as of the Proration Date pursuant to the first sentence of this Section, (II) the Contributor of such Property shall provide Acquiror and Escrow Agent with a list of the Rentals actually received by such Contributor for such month, and (III) Escrow Holder shall make appropriate debits and credits to the accounts of Acquiror and such Contributor to reflect such prorations.  By way of example only, assume that as of the Proration Date, Contributor has actually received $20,000 in Rentals for the month in which the Proration Date occurs and that scheduled monthly Rentals for the Property are in the aggregate $50,000.  If the Proration Date occurs on the fifth (5th) day of a 30-day calendar month and historically, 85% of the Rentals are collected by the tenth (10th) day of a month, then for purposes of prorating Rentals, Escrow Agent shall (x) assume that $42,500 of the Rentals will be collected during the first ten (10) days of the calendar month in which the Closing shall occur, (y) then allocate five/thirtieths (5/30) of the amount of the Rentals deemed collected (i.e. $7,083.33) to Contributor and the remainder to Acquiror, and (z) credit Acquiror at Closing with an amount equal to the difference in Rentals actually collected by Contributor and the amount allocated to Contributor at Closing pursuant to clause (y) above (i.e. $12,916.67).

(D)          If the Proration Date shall occur on a date that is (i) after the tenth (10th) day of any calendar month, those Rentals which have not been collected as of the Proration Date shall be deemed “Delinquent Rentals” and (ii) on a date that is on or between the first (1st) and tenth (10th) day of any calendar month, those Rentals not deemed collected pursuant Section 8(d)(3)(C) above, shall be deemed “Delinquent Rentals.”  At the Closing with respect to each Property, the unpaid Delinquent Rentals for such Property shall be treated as though received by Acquiror and prorated as follows: (x) Delinquent Rentals that are unpaid for no more than 30 days shall be allocated 75% to the Contributor of such Property and 25% to Acquiror; (y) Delinquent Rentals that are unpaid in excess of 30 days but no more than 60 days shall be allocated to 50% to the Contributor of such Property and 50% to Acquiror; and (z) Delinquent Rentals that are unpaid for more than 60 days shall be allocated 100% to Acquiror.  If a Tenant has any Rentals that are delinquent, all Rentals for that tenant (regardless of whether delinquent or not) shall be included in the longest delinquency category for which that tenant is delinquent as of the Proration Date.  As an example, if a Tenant has Rentals that are 61-days delinquent, all of the Rentals of that Tenant shall be entirely in the over 60-day category.  Upon the Closing, Escrow Agent shall credit to the account of the Contributor of each Property the aggregate amount of the Delinquent Rentals allocated to such Contributor for such Property pursuant to clauses (x) and (y) above.  After Closing, Acquiror shall be entitled to retain all Delinquent Rentals actually received as to such Property and Contributors shall have no interest therein, as Contributors shall have received at Closing a credit for and payment of its agreed-upon share of such Delinquent Rentals.  Accordingly, there shall be no post-Closing reconciliation or adjustment with respect to Delinquent Rentals, other than as may be necessary to determine the actual amounts of Delinquent Rentals as of the Proration Date.

(E)           As to each Property, at the Closing, the Contributor of such Property shall pay to Acquiror the amount of any Security Deposits.

(4)           Other customary adjustments, if any, made in connection with the sale of similar type of storage properties shall be prorated between Acquiror and Contributors at the Closing.

(5)           Subject to the terms and conditions hereof, within sixty (60) days after the Closing, Acquiror and Contributors shall review the prorations in accordance with the provisions of Exhibit “H attached hereto and by this reference made a part hereof.

(e)           Closing Costs.  Contributors shall pay all filing and recording fees relating to documents required to clear title to the Properties, specifically including the payment and release of the liens of the Prepaid Loans.  Acquiror shall pay any taxes (including, but not limited to, transfer taxes, transfer fees, documentary and intangible taxes) relating to the transfer of title to the Properties and sales tax and surtax to state or local entities with reference to the sale of the Properties, and the cost of the Title Policies (hereinafter defined).  Acquiror shall pay the closing fees charged by the Escrow Agent and Title Company.  Acquiror shall pay any intangible taxes, fees or other costs charged by the lenders on the assumption of the Third Party Loans which Acquiror assumes per Section 3(e) above.  Any closing and/or escrow fees or costs not specifically enumerated above shall be paid by Acquiror.  Acquiror and Contributor shall each pay their own attorneys’ fees in connection with the preparation and negotiation of this Agreement.

(f)            Transfer of Possession and Risk of Loss.  Operational control of the Properties shall be transferred to Acquiror at the start of business on the Closing Date, subject to the supervision of the Contributors.  Legal possession and all risks of loss with respect to the Properties shall be borne by Contributors until the delivery of the applicable Deed at Closing.

(g)           Assumption Loan Outside Closing Date.  Notwithstanding anything to the contrary contained in this Agreement, if (1) Acquiror made an election pursuant to Section 3(e)(3)(B) above with respect to one or more of the Assumption Loans, and (2) the Closing with respect to each Third Party Loan Property securing each such Assumption Loan has not occurred by August 25, 2007, the following provisions of this Section 8(g) shall apply:

(1)           Provided that none of the Contributors is in default in the performance of the obligations of any Contributor under this Agreement and provided that no event has occurred which, with the giving of notice or lapse of time, or both, would constitute such a default by any of the Contributors, each Contributor shall have the right to thereafter terminate this Agreement with respect to any of the Properties for which a Closing has not occurred by written notice to Acquiror.

(2)           Provided that Acquiror is not in default in the performance of Acquiror’s obligations under this Agreement and provided that no event has occurred which, with the giving of notice or lapse of time, or both, would constitute such a default Acquiror shall have the right to thereafter terminate this Agreement with respect to any of the Properties for which a Closing has not occurred by written notice to Contributors.

(3)           Upon a termination of this Agreement pursuant to either Section 8(g)(1) or Section 8(g)(2) above, Escrow Agent shall return the applicable portion of the Earnest Money Deposit to Acquiror and the parties shall have no further liability to one another hereunder with respect to the Properties for which a Closing has not occurred except to the extent expressly stated otherwise herein.

9.             Covenants of Contributors.  Contributors agree and covenant as follows:

(a)           Conduct of Business.  Up to the earlier of the Closing with respect to the Properties of such Contributor or the termination of this Agreement, each Contributor shall (i) operate the business conducted at each of such Contributor’s Properties in the manner in which such Contributor has operated and maintained such Properties during the twelve (12) month period prior to the Effective Date, (ii) use commercially reasonable efforts to preserve intact each of such Contributor’s Properties and the good will and advantageous relationships of such Contributor with customers, suppliers, independent contractors, employees and other persons or entities material to the operation of the businesses conducted on such Properties, (iii) perform such Contributors’ material obligations under all Leases, Ground Leases, and other agreements affecting any of such Contributor’s Properties, and (iv) not knowingly take any action or omit to take any action which would cause any of the representations or warranties of any Contributor contained herein to become inaccurate or any of the covenants of any Contributor to be breached.  No Contributor will engage in any practice, take any action, or enter into any transaction outside of the ordinary and usual course of business.  Notwithstanding anything to the contrary in this Section, no Contributor shall, without Acquiror’s written consent (which consent may be withheld in Acquiror’s sole and absolute discretion), enter into any lease agreements with tenants or modify or extend existing Leases other than Leases for storage space in the ordinary course of business and in no event: (1) for a term greater than one (1) year; (2) at rental rates less than the rate in effect for like units; or (3) which allow rent concessions unless such rent concessions are made in such Contributor’s ordinary and usual course of business and are consistent with the terms disclosed to Acquiror.  Contributors hereby disclose to Acquiror that Contributors are currently offering rental concessions which are more particularly described on Exhibit “I” attached hereto and by this reference made a part hereof.

(b)           Existing Notes, Mortgages, and Ground Leases.  Until the earlier of the Closing with respect to such Properties or termination of this Agreement, no Contributor shall modify, alter or amend any existing note or mortgage encumbering any of such Contributor’s Properties or further encumber any of such Contributor’s Properties without the prior written consent of Acquiror, or allow any existing note or mortgage encumbering any of such Contributor’s Properties to be in default in any material respect.  Until the earlier of the Closing with respect to such Ground Lease or termination of this Agreement, Contributors will not modify, alter or amend any of the Ground Leases, or allow any of the Ground Leases to be in default in any material respect.

(c)           Further Contracts.  Up to the earlier of the Closing with respect to such Property or the termination of this Agreement, no Contributor shall, without Acquiror’s prior written approval (which approval may be withheld in Acquiror’s sole and absolute discretion) and except as provided in Section 9(a) above with respect to Leases for storage space, enter into any further Contracts or leases relating to such Contributor’s Properties, which cannot be terminated upon thirty (30) days notice without cost to Acquiror.  Any Contracts which are approved by Acquiror pursuant to the provisions of this Section 9(c) shall be deemed a Designated Contract hereunder and Acquiror shall assume at Closing the obligations of Contributor arising thereunder to the extent that such obligations arise from and after the Closing Date.

(d)           Warranties and Guaranties.  No Contributor shall, before or after the Closing Date with respect to such Contributor’s Properties or earlier termination of this Agreement, release or materially and adversely modify any warranties or guarantees, if any, of manufacturers, suppliers and installers related to such Contributor’s Properties or any part thereof, except with the prior written consent of Acquiror, which consent may be withheld in Acquiror’s sole and absolute discretion after the delivery of the Approval Notice.

(e)           Change in Facts or Circumstances.  If, prior to the Closing with respect to all of the Properties, any Contributor becomes actually aware of any fact or circumstance which would make either any representation or warranty contained in this Agreement or any of the documents or other materials provided to Acquiror pursuant to this Agreement inaccurate, such Contributor shall promptly notify Acquiror in writing of such fact or circumstance; provided, however, that in no event shall any Contributor have any liability, obligation or responsibility with respect to any representation or warranty which was true and accurate when made by such Contributor upon the execution and delivery of this Agreement, but which subsequently becomes untrue or inaccurate merely by the passage of time or by an action which such Contributor is authorized or permitted to take under this Agreement (e.g. any new Leases, Contracts) or for any reason which is not a breach or default by such Contributor of the covenants made by such Contributor in this Section 9.

(f)            Telephone Listing.  Prior to Closing, Contributors will provide Acquiror with the addresses and telephone numbers of each telephone company business office that serves a Property and will execute and deliver to Acquiror all documents required by the telephone company, including supersedure papers, to transfer the telephone number, telephone listing, and yellow page advertisements of Contributors to Acquiror.

(g)           Termination of Employees and Rights to Occupy Apartment.  Acquiror shall have no obligation to hire the employees of any of the Contributors (if any) and no duty or other obligation with respect to the termination of any such employees.  Contributors shall terminate the rights of any person to occupy any residential apartment on any of the Properties effective as of the Closing and without cost or liability to Acquiror.  None of the Contributors nor any of their respective managing agents will, between the date hereof and the date of Closing, enter into any new employment contracts or agreements or hire any new employees except in the ordinary course of such Contributor’s business.  Acquiror shall not have any liability under any pension or profit sharing plan that any Contributor or its managing agent may have established with respect to the Property or its employees.

(h)           Evidence of Completion of Construction at Colma Property.  The parties acknowledge that the Contributor of the Colma Property recently completed the construction of certain on site and off site improvements to the Colma Property which improvements are more particularly described on Exhibit “J” attached hereto and by this reference made a part hereof.  Within ten (10) days of the date of this Agreement, the Contributor of the Colma Property shall provide Acquiror with an un-conditional certificate of occupancy with respect to such improvements or other evidence satisfactory to Acquiror that such Improvements have been completed in a manner that complies with all of the requirements of applicable governmental authorities.

(i)            Termination of Contracts.  Contributors shall be responsible for cancellation of Contracts which are not Designated Contracts and shall be responsible for the payment of all cancellation fees associated with the termination of those Contracts.  Notwithstanding anything to the contrary contained herein, Contributors shall cause the termination of all property management agreements with respecting each Property.  Contributors’ cancellation of Contracts which are not Designated Contracts shall be effective upon the Closing.

(j)            Withholding Certificates.  Each Contributor shall provide to Acquiror prior to the Closing a federal FIRTPA certificate and any comparable certificates under applicable state law demonstrating that Acquiror is not required to withhold any amount from its payment of the Contribution Consideration on account of taxes.

10.           Damage to Properties.  If before the Closing with respect to all of the Properties any of the Properties with respect to which a Closing has not yet occurred is materially or adversely affected in any way as a result of any fire, flood, earthquake, similar acts of nature or other acts of destruction which involves damage requiring repair and restoration costs of less than or equal to Two Million Dollars ($2,000,000), Contributors and Acquiror shall be obligated to proceed with the Closing with respect to such Property and each of the other Properties.  In that event, the Allocated Contribution Consideration for such Property shall be reduced by the cost of repairing and restoring each such Property.  If such material or adverse change involves damage requiring repair and restoration costs in excess of Two Million Dollars ($2,000,000) for any one Property, or in excess of Ten Million Dollars ($10,000,000) in the aggregate for all Properties, Acquiror shall have the option to (a) proceed with the Closing with respect to all of the Properties, taking each such Property in its un-restored condition together with any insurance proceeds or the right to receive such insurance proceeds, and the rights to any other claims arising as a result of such material or adverse , in which event, Acquiror shall, at Closing, receive a credit against the Contribution Consideration for each such Property in an amount which is equal to the difference between (1) the cost of repairing and restoring each such Property and (2) the total amount of insurance proceeds payable with respect to such material adverse change, or (b) terminate this Agreement with respect to each of the Properties for which a Closing has not occurred.  Upon a termination of this Agreement pursuant to this Section 10, Escrow Agent shall return the applicable portion of the Earnest Money Deposit to Acquiror and the parties shall have no further liability to one another hereunder with respect to the Properties for which a Closing has not occurred except to the extent expressly stated otherwise herein.

11.           Eminent Domain.  If before Closing with respect to all of the Properties, proceedings are commenced or threatened for the taking by exercise of the power of eminent domain of all or a material part of any of the Properties which, as reasonably determined by Acquiror, would render such Property unacceptable to Acquiror as a self-storage facility, Acquiror shall have the right, by giving written notice to Contributors within five (5) days after Contributors give written notice to Acquiror of the commencement of such proceedings to terminate this Agreement with respect to any of the Properties for which a Closing has not occurred.  If before the Closing with respect to all of the Properties, proceedings are commenced or threatened for the taking by exercise of the power of eminent domain of less than such a material part of any of the Properties, or if Acquiror has the right to terminate this Agreement pursuant to the preceding sentence but Acquiror does not exercise such right, then this Agreement shall remain in full force and effect and, on the Closing with respect to such Properties, the condemnation award (or, if not therefore received, the right to receive such portion of the award) payable on account of each such taking shall be transferred by Contributor to Acquiror as part of the Intangible Property and Acquiror and Contributor shall proceed to Closing in accordance with the terms of this Agreement without a reduction in the Contribution Consideration.  Contributors shall give notice to Acquiror within ten (10) days after Contributors receive notice of the commencement of any proceedings for the taking by exercise of the power of eminent domain of all or any part of any of the Properties.  Upon a termination of this Agreement pursuant to this Section 11, Escrow Agent shall return the applicable portion of the Earnest Money Deposit to Acquiror and the parties shall have no further liability to one another hereunder with respect to the Properties for which a Closing has not occurred except to the extent expressly stated otherwise herein.

12.           Conditions to Acquiror’s Obligations.  Acquiror’s obligation to acquire the Properties or otherwise perform any obligations provided for in this Agreement is conditioned upon the occurrence of the following conditions on or before the Closing Date:

(a)           The representations, warranties and covenants of Contributors contained in this Agreement shall be materially true and correct as of the Closing Date.

(b)           Each of the Contributors shall have performed and complied with all material covenants and agreements contained herein which are to be performed and materially complied with by such Contributor at or prior to the Closing Date.

(c)           The Title Company shall be irrevocably committed to issuing the Title Policies upon Closing insuring ownership of each of the Properties in the name of Acquiror or its nominee or assignee in the amount of the Allocated Share of the Gross Dollar Value for such Property, subject only to the Permitted Exceptions.

(d)           None of the Properties shall have been materially affected by any legislative or regulatory change occurring after the expiration of the Due Diligence Period that would prohibit Acquiror from using each of the Properties as a self-storage facility in a manner which is consistent with Contributors’ historical use of that Property.

(e)           There shall be no pending actions, suits or proceedings of any kind or nature whatsoever, legal or equitable, affecting any of the Properties in any material way, or relating to or arising out of the ownership or operation of any of the Properties, and continuing after the date of this Agreement in any court or before or by a federal, state, county, municipal department, commission, board, bureau, or agency or other governmental instrumentality.

(f)            Except as provided otherwise in Section 3(e)(3) above, each Third Party Lender and each servicer of an Assumption Loan shall have approved the transaction which is the subject of this Agreement and the Lender Conditions with respect to each Assumption Loan are acceptable to Acquiror in accordance with the terms and conditions hereof.

(g)           The lessor of each Ground Lease shall have received any required notice of assignment to the Acquiror, and consented to such assignment (when required by the Ground Lease).  The lessor of each Ground Lease shall have also executed an estoppel certificate which acknowledges, to the best of the ground lessor’s knowledge, that rents are current, that there are no material defaults by lessee beyond all applicable cure and notice provisions, and confirming the completeness of Acquiror’s copy of the Ground Lease.

(h)           No material default by any lessee under a Ground Lease shall have occurred and be then continuing and no event shall have occurred and be then continuing which, with the giving of notice or lapse of time, or both, shall constitute such a default.

(i)            No material default shall have occurred and be then continuing under any of the Third Party Loan Documents and no event shall have occurred and be then continuing which, with the giving of notice or lapse of time, or both, shall constitute such a default.

(j)            In the event any of the foregoing conditions or other conditions to this Agreement are not fulfilled, and are not waived by Acquiror on or before the Closing with respect to a Property, Acquiror may terminate this Agreement with respect to all, but not less than all, of the Properties for which a Closing has not yet occurred.  Upon a termination of this Agreement pursuant to this Section 12(j), Escrow Agent shall return the applicable portion of the Earnest Money Deposit to Acquiror and the parties shall have no further liability to one another hereunder with respect to the Properties for which a Closing has not occurred except to the extent expressly stated otherwise herein.

(k)           Neither Acquiror nor Contributor shall willfully or in bad faith act or fail to act for the purpose of permitting any of Acquiror’s Conditions in this Section 12 to fail.

(l)            Acquiror shall have the right to waive, in its sole and absolute discretion, any of the conditions precedent set forth in this Section 12, and the election by Acquiror to proceed with the Closing as to a particular Property with the actual knowledge that a condition precedent has not been satisfied, shall be deemed Acquiror’s waiver of such condition precedent for such Property to the extent any such Acquiror condition precedent has not been previously satisfied or waived.

13.           Conditions to Contributors’ Obligations.  Contributors’ obligation to transfer the Properties or otherwise perform any obligations provided for in this Agreement is conditioned upon the occurrence of the following conditions on or before the Closing Date:

(a)           The representations, warranties and covenants of Acquiror contained in this Agreement shall be materially true and correct as of the Closing Date.

(b)           Acquiror shall have performed and complied with all material covenants and agreements contained herein which are to be performed and materially complied with by Acquiror at or prior to the Closing Date.

(c)           As to each Assumption Loan, the Third Party Lender of such Assumption Loan shall have agreed to release the applicable Contributor and each Contributor Guarantor from future liability with respect to such Assumption Loan; provided, however, that Contributors shall be deemed to have waived the condition specified in this Section 13(c) with respect to such Assumption Loan if:

(1)           Acquiror has made an election pursuant to Section 3(e)(3)(A) above with respect to such Assumption Loan; and

(2)           At the Closing with respect to the Third Party Loan Property which secures such Assumption Loan, Acquiror agrees to indemnify, defend, and hold the Contributor of such Third Party Loan Property and the Contributor Guarantor harmless of and from any and all claims arising from or relating to such Assumption Loan from and after such Closing.  Such indemnification shall be in a form which is reasonably acceptable to such Contributor and such Contributor’s counsel.

(d)           The lessor of each Ground Lease shall have consented to the assignment olf the Ground Lease to Acquiror when required by the Ground Lease, unless waived by Acquiror.

(e)           The Amended and Restated Partnership Agreement, in the form submitted to Contributors, shall have been adopted as the partnership agreement of Acquiror.

(f)            In the event any of the foregoing conditions or other conditions to this Agreement are not fulfilled, and are not waived by Contributors on or before the Closing with respect to a Property, Contributors may terminate this Agreement with respect to all of the Properties for which a Closing has not occurred.  Upon a termination of this Agreement pursuant to this Section 13(f), Escrow Agent shall return the applicable portion of the Earnest Money Deposit to Acquiror and the parties shall have no further liability to one another hereunder with respect to the Properties for which a Closing has not occurred except to the extent expressly stated otherwise herein.

(g)           Neither Acquiror nor Contributor shall willfully or in bad faith act or fail to act for the purpose of permitting any of Acquiror’s Conditions in this Section 13 to fail.

(h)           Contributor shall have the right to waive, in its sole and absolute discretion, any of the conditions precedent set forth in this Section 13, and the election by Contributor to proceed with the Closing as to a particular Property with the actual knowledge that a condition precedent has not been satisfied, shall be deemed Contributor’s waiver of such condition precedent for such Property to the extent any such Contributor condition precedent has not been previously satisfied or waived.

14.           Contributors’ Representations and Warranties.

(a)           For purposes of this Section 14, as to each Property, “Contributor” shall mean and refer only to the entity that owns such Property.  The representations and warranties set forth in this Agreement shall be separate for each Contributor and shall be made solely as to itself and the Property it owns.  There shall be no joint liability to Acquiror among or between the several Contributor entities with respect to any of the warranties or representations set forth in this Agreement. Acquiror understands and agrees that Acquiror shall look solely to the separate and specific Contributor entity and the separate and specific Property it owns with respect to each representation and warranty set forth in this Agreement.  Subject to the foregoing, as to each

Property, respectively, Contributor represents and warrants to Acquiror that the following matters are true and correct as of the Effective Date and, subject to this Section, will also be true and correct as of the Closing.

(1)           Contributor is a limited partnership duly formed, validly existing and in good standing in the state of its organization and, on or before the Closing, Contributor will be qualified to do business in each state in which Contributor operates a self storage business.

(2)           Contributor has the full power and authority necessary to enter into, deliver and perform this Agreement, the other agreements contemplated hereby and any other documents or instruments to be executed and delivered by Contributor at Closing.  The execution and delivery of this Agreement by Contributor and the consummation by Contributor of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Contributor and will not, with or without the giving of notice, lapse of time or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination or cancellation of, (1) the organizational documents, including the bylaws and charter, if any, of Contributor, (2) any agreement, document, instrument or other undertaking to which Contributor is a party or by which Contributor, its interests or any of its assets or properties are bound, or (3) to the Actual Knowledge of Contributor , any applicable law, or any judgment, writ, injunction, decree, statute, order, rule or regulation applicable to Contributor or by which its interests or any of its assets or properties are bound, or (4) result in the creation of any lien upon any Property owned by Contributor.  This Agreement has been duly executed and delivered by Contributor and constitutes a valid and legally binding obligation of Contributor, enforceable against Contributor in accordance with and subject to its respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity.  The signatures on this Agreement for and on behalf of Contributor are genuine, and the signatory for Contributor has been duly authorized to execute the same on behalf of such Contributor.

(3)           With the exception of the Berkeley II Property, the Castro Valley Property, the Kapolei Property, and the San Pablo II Property (hereinafter collectively the “Ground Lease Properties”), to the Actual Knowledge of Contributor, either Contributor or Contributor’s predecessor in interest owns fee simple title to each Property for which Contributor is designated as the “owner” on Exhibit “A”; provided, however, that the provisions of this Section 14(a)(3) as applied to each Property shall, at the Closing for such Property, be merged into the Deed for such Property and shall not survive the Closing for such Property.  Contributor’s predecessor in interest, if any, is owned and controlled, directly or indirectly through one or more intermediate entities, by the same individuals who own and control Contributor.

(4)           To the Actual Knowledge of Contributor, either Contributor or Contributor’s predecessor in interest owns all of the interest of the lessee under each Ground Lease for which Contributor is designated as the “owner” on Exhibit “A”; provided, however, that the provisions of this sentence as applied to each Property shall not survive the Closing for such Property.  Contributor’s predecessor in interest, if any, is owned and controlled, directly or indirectly through one or more intermediate entities, by the same individuals who own and control Contributor.  Contributor has provided Acquiror with a true, correct and complete copy of each Ground Lease and all amendments to each Ground Lease.  The copy of each Ground Lease (including any amendments thereto) delivered to Acquiror by Contributors constitutes the entire agreement between the lessor under such Ground Lease and the Contributor of the leasehold estate which is the subject of such Ground Lease with respect to the property which is the subject of such Ground Lease.  Except as set forth in the copy of each Ground Lease delivered by Contributors to Acquiror, no such Ground Lease has been modified, changed, altered, assigned, supplemented, or amended.  To the Actual Knowledge of Contributors, none of the Ground Leases is in default beyond all applicable cure and notice periods and no event has occurred which, with the giving of notice or lapse of time, or both, would constitute such a default.  To the Actual Knowledge of Contributors, each Ground Lease is in full force and effect according to its terms and is valid and binding upon each lessor thereunder.

(5)           To the Actual Knowledge of Contributor, Contributor has not received any written notice that Contributor is in default under any of the Leases or under any of the Contracts or that any event has occurred which, with the giving of notice or lapse of time, or both, would constitute such a default.

(6)           The tenant under the Kapolei Ground Lease is entitled to a credit against the “Base Rent” (as defined in the Kapolei Ground Lease) payable under the Kapolei Ground Lease in accordance with the provisions of Section 2(d) of the Kapolei Ground Lease.

(7)           To the Actual Knowledge of Contributor, and except as disclosed to Acquiror in writing, Contributor has not received written notice of any municipal violation which have not been corrected.

(8)           To the Actual Knowledge of Contributor, the Financial Reports will fairly represent in all material respects the financial condition and operating results of the Property for the periods indicated, subject to normal year end adjustments.  To the Actual Knowledge of Contributor, since the date of the last financial statement included in the information provided to Acquiror pursuant to this Agreement, there has been no material adverse change in the financial condition or in the operations of any Property.

(9)           No lease commission or similar fee is due or unpaid by Contributor with respect to any Lease, and there are no written or oral agreements that will obligate Acquiror, as Contributor’s assignee, to pay any such commission or fee under any Lease or extension, expansion or renewal thereof.  Except as set forth on the Rent Roll, the Leases and any guarantees thereof are in full force and effect, and, to Contributor’s Actual Knowledge, are subject to no defenses, setoffs or counterclaims for the benefit of the Tenants.  Except as noted in the Rent Roll, neither the landlord under the Leases nor, to Contributor’s Actual Knowledge, any Tenant is in default under its Lease beyond all applicable notice and cure periods.  Except as disclosed on the Rent Roll, no rents or security deposits or other payments have been collected in advance for more than one (1) month.  Except as disclosed on the Rent Roll, each rental concession, rental abatement or other benefit granted to Tenants under the Leases will have been fully utilized prior to the Closing.

(10)         The right of any person to occupy the manager’s apartment on each Property (if any) is a month to month tenancy that can be terminated on not more than thirty (30) days notice to such person.

(11)         To the Actual Knowledge of Contributor, Contributor has not received any written notice of (A) a pending or overtly threatened in writing condemnation or eminent domain proceeding relating to the Property, or (B) pending or overtly threatened in writing actions, suits, legal or other proceedings with reference to the Property.

(12)         To Contributor’s Actual Knowledge, Contributor has not received written notice of any present default or breach under any mortgage or other encumbrance encumbering the Property or any covenants, conditions, restrictions, rights-of-way or easements which may affect the Property or any portion or portions thereof, except as disclosed on any title insurance policies provided to Acquiror prior to the Closing.

(13)         Except as set forth on the Schedule 14(a)(13) attached hereto and incorporated herein, to the Actual Knowledge of Contributor, Contributor has not received written notice of any existing, pending, or threatened investigation, inquiry or proceeding by any governmental authority or any other entity or person or to any remedial obligations under any Environmental Law, as defined herein.

(14)         To the Actual Knowledge of Contributors all of Contributors’ insurance policies are in full force and effect, all premiums for such policies were paid when due and all future premiums for such policies (and any replacements thereof) shall be paid by Contributors on or before the due date therefore.  Until the Closing, Contributor shall pay the premiums on, and shall not cancel or voluntarily allow to expire, any of Contributor’s insurance policies unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced.  To the extent permitted under such policy, Contributor agrees to assign on a non-exclusive basis to Acquiror at Closing such of Contributor’s current policies as Acquiror may request in writing and will use commercially reasonable efforts to cause Acquiror to be named as an additional insured under each of such policies on or before the expiration of the Due Diligence Period.  At Closing, Contributor shall, provided that Acquiror has been named as an additional insured on such policies, provide Acquiror with a Certificate of Insurance on Accord Form 25 or Form 27, as applicable, as evidence that Acquiror has been named as an additional insured under each such policy and with evidence reasonably satisfactory to Acquiror that each such policy has been assigned to Acquiror.  In the event of such an assignment, the premiums on any of such policies that Acquiror elects to have assigned to it shall be prorated between Contributor and Acquiror as of the Proration Date.

(15)         To the Actual Knowledge of Contributor and except as disclosed in the Documents, there are no labor disputes pending or overtly threatened in writing concerning the operation or maintenance of any of the Properties.  Contributors are not a party to any union or other collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of any of the Properties.

(16)         No act of bankruptcy, voluntary or involuntary has occurred with respect to Contributor or any of its affiliates.

(17)         Neither Contributor, nor to Contributor’s Actual Knowledge, any member, partner or shareholder of Contributor, nor, to Contributor’s actual knowledge, any person or entity with actual authority to direct the actions of any member, partner or shareholder of Contributor, nor, to Contributor’s actual knowledge, any other person or entity holding any legal or beneficial interest whatsoever in Contributor, (a) are named on any list of persons, entities and governments issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (“Executive Order 13224”), as in effect on the Effective Date, or any similar list known to Contributor or publicly issued by OFAC or any other department or agency of the United States of America (collectively, the “OFAC Lists”), (b) are included in, owned by, controlled by, knowingly acting for or on behalf of, knowingly providing assistance, support, sponsorship, or services of any kind to, or otherwise knowingly associated with any of the persons, entities or governments referred to or described in the OFAC Lists, or (c) has knowingly conducted business with or knowingly engaged in any transaction with any of the persons, entities or governments named on any of the OFAC Lists or any of the persons, entities or governments  included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or, to Contributor’s knowledge, otherwise associated with any of the persons, entities or governments  referred to or described in the OFAC Lists.

(18)         All liabilities assumed or taken subject to by Acquiror in connection with the transfer of the Properties to Acquiror are “qualified liabilities” as defined in Treasury Regulation Section 1.707-5(a)(6).

(b)           As used in this Agreement, the term “Actual Knowledge” (or words of similar import) shall, when used with respect to any Contributor, mean the present, current, actual, conscious (and not constructive, imputed or implied) knowledge of H. James Knuppe, Barbara Knuppe or Michael J. Knuppe, without having made independent inquiry.  No such person shall have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement and any other documents, agreements or instruments related thereto or any of the representations made by Contributor being or becoming untrue, inaccurate or incomplete in any respect and Acquiror shall look solely to the assets of the Contributor entity with respect to a breach of a representation and warranty hereunder as to any Contributor or Property.  Under no circumstances whatsoever shall information possessed by or known to any person or entity (including any of Contributors’ consultants, agents or advisors or their respective employees or representatives, or another Contributor), other than H. James Knuppe, Barbara Knuppe, or Michael J. Knuppe, be imputed or attributed to any Contributor.

(c)           All representations, warranties and covenants of each Contributor contained in Section 5(d) above and this Section 14 shall survive the Closing and shall inure to the benefit of Acquiror and its legal representatives, heirs, successors or assigns for a period of six (6) months after the Closing of the applicable Property and shall automatically expire unless Acquiror prior thereto has given such Contributor written notice of any alleged breach and Acquiror commences and serves an action against Contributor within ninety (90) days after Acquiror gives such notice to Contributor (and, in the event any such suit is timely commenced by Acquiror and served against Contributor, shall survive thereafter only insofar as the subject matter of the alleged breach specified in such suit is concerned).  If notice is not timely given and suit is not timely commenced and served by Acquiror, Contributor’s representations and warranties shall thereafter be void and no force or effect as to such Property.

(d)           Notwithstanding anything to the contrary contained in this Agreement, no Contributor shall have any liability, obligation or responsibility of any kind to Acquiror or any party claiming by, under or through Acquiror with respect to any of the representations and warranties contained in Section 14 above if, prior to the Closing with respect to a Property,

Acquiror obtains knowledge from any source (including the Documents) that any of the foregoing representations and warranties are untrue or incorrect with respect to such Property, and Acquiror nevertheless Closes Acquiror’s acquisition of such Property pursuant to this Agreement.  Acquiror further agrees to provide Contributors with written notice (a “Representation Notice”) promptly upon Acquiror’s learning that any representation or warranty of any Contributor in this Agreement is untrue or incorrect or has been breached by such Contributor.  In the event Acquiror gives one or more Representation Notices with respect to the warranties and representations of a Contributor and such Contributor fails to correct each inaccuracy or cure all such breaches of any representation or warranty, then Acquiror’s sole remedy in respect to a change in facts or circumstances which do not otherwise constitute a default of such Contributor of such Property pursuant to this Agreement, shall be to elect, in Acquiror’s sole discretion, to (a) if such breach(es) relate(s) to one or more of the Properties, remove such Properties from the Properties being conveyed pursuant to this Agreement and receive a reduction in the Contribution Consideration in an amount equal to the amount of the Allocated Share of the Gross Dollar Value for such Property or Properties, in which event no party hereto shall have any further obligation or liability to any other party hereto with respect to such Property or Properties except for those provisions of this Agreement which expressly survive the termination of this Agreement or (b) if such breach(es) relate to a Property or to Properties having, in the aggregate, an Allocated Purchase Price equal to or greater than $50,000,000.00, terminate this Agreement, in which event the undisbursed portion of the Earnest Money Deposit shall be returned to Acquiror within five (5) days of such termination and, following the return of such Earnest Money Deposit, no party hereto shall have any further obligation or liability to any other party hereto with respect to any Properties for which a Closing has not occurred except with respect to those provisions of this Agreement which expressly survive the termination of this Agreement.

15.           Additional Representations and Warranties by Contributors.  Subject to the provisions of Section 14(a) above, each Contributor makes the following representations and warranties to Acquiror, each of which is material and is being relied upon by Acquiror and will be true and correct as of Closing:

(a)           Such Contributor is acquiring the Series A Preferred Units for such Contributor’s own account (or if such Contributor is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of such Series A Preferred Units.  Such Contributor hereby agrees that such Contributor shall not, directly or indirectly, transfer all or any part of such Series A Preferred Units (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Series A Preferred Units), except in accordance with the registration provisions of the Securities Act, and the regulations thereunder or an exemption from such registration provisions, with any applicable state or non-U.S. securities laws, and with the terms of this Agreement.  Such Contributor understands that such Contributor must bear the economic risk of an investment in the Series A Preferred Units for an indefinite period of time because, among other reasons, the offering and sale of such Series A Preferred Units have not been registered under the Securities Act and, therefore, such Series A Preferred Units cannot be resold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available.  Such Contributor also understands that sales or transfers of such Series A Preferred Units are further restricted by the provisions of the REIT’s charter or the organizational agreements of the Acquiror, and may be restricted by other applicable securities laws.  If at any time the Series A Preferred Units are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (1) such Series A Preferred Units (i) have not been registered under the Securities Act or the securities laws of any state; (ii) have been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable;

and (iii) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable federal or state securities laws or compliance with applicable exemptions therefrom; (2) sale, transfer or assignment of such Series A Preferred Units is further subject to restrictions contained in the organizational documents of the issuer of such securities and such Series A Preferred Units may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the Amended and Restated Partnership Agreement of the Acquiror or the charter of the REIT, as applicable; and (3) sale, transfer or assignment of such Series A Preferred Units is subject to restrictions contained in the Registration Rights Agreement and this Agreement being executed by Contributor on the date of this Agreement.

(b)           Such Contributor has received and carefully reviewed the following documents:  (A) the Form S-11 for the REIT, which was filed with the Securities and Exchange Commission (“SEC”) and became effective on August 17, 2004; (B) the Form 10-K for the year ended December 31, 2006 for the REIT; (C) the annual proxy statement of the REIT for 2006 (i.e., for  its 2007 annual meeting); (D) the Form 10-Q for the REIT for the calendar quarter ending March 31, 2007 and for each calendar quarter ending between the Effective Date of this Agreement and the Closing Date; and (E) the Amended and Restated Agreement of Limited Partnership of Acquiror dated August 17, 2004, as the same is to be amended pursuant to the proposed Second Amended and Restated Agreement of Limited Partnership of Acquiror, a copy of which has been delivered to Contributors (the “Amended and Restated Partnership Agreement”), as the same is to be amended pursuant to the Partnership Joinder Agreement.  Such Contributor has been afforded the opportunity to ask questions of those persons such Contributor considers appropriate and to obtain any additional information such Contributor desires in respect of the Series A Preferred Units and the business, operations, conditions (financial and otherwise) and current prospects of Acquiror and the REIT and has received answers thereto satisfactory to such Contributor from the Acquiror or the REIT or their representatives regarding the terms and conditions of the offering of the Series A Preferred Units, and such Contributor has obtained all additional information requested by such Contributor of Acquiror or the REIT and their representatives to verify the accuracy of all information furnished to such Contributor regarding the offering of such Series A Preferred Units.  Such Contributor represents and warrants that such Contributor has read this Agreement in its entirety and has relied upon and is making his, her or its decision to acquire the Series A Preferred Units in exchange for such Contributor’s interests based solely upon his, her or its review and evaluation of this Agreement and is not relying on the REIT or any of its subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the receipt of the Series A Preferred Units.  Such Contributor represents and warrants that such Contributor has been advised to consult with his, her or its tax, legal and other advisors regarding the receipt of the Series A Preferred Units and its effects, the tax consequences of making and not making a contribution hereunder, and has obtained, in such Contributor’s judgment, sufficient information to evaluate the merits and risks of an exchange and investment hereunder.  Such Contributor has not been furnished with and has not relied on any oral or written representation in connection with the offering of the Series A Preferred Units that is not contained in this Agreement.

(c)           Such Contributor has such knowledge and experience in financial and business matters such that such Contributor is capable of evaluating the merits and risks of Acquiring the Series A Preferred Units, and that such Contributor has evaluated the risks of investing in the Series A Preferred Units and has determined that they are a suitable investment for such Contributor.  Such Contributor represents and warrants that such Contributor understands that an investment in the Series A Preferred Units is a speculative investment that involves very significant risks and tax uncertainties and that such Contributor is prepared to bear the economic, tax and other risks of an investment in the Series A Preferred Units for an indefinite period of time, and is able to withstand a total loss of such Contributor’s investment in the Series A Preferred Units.

(d)           Such Contributor is an “accredited investor” as defined in Regulation D under the Securities Act (“Accredited Investor”).  In this regard, such Contributor has completed, signed and returned with this Agreement an Accredited Investor Questionnaire substantially in the form attached hereto as Exhibit “K”.  Such Contributor will, upon request, execute and/or deliver any additional documents deemed by the Acquiror to be necessary or desirable to confirm such Contributor’s Accredited Investor status.

(e)           Such Contributor represents and agrees that such Contributor is not and will not be (1) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (2) a “plan” within the meaning of Section 4975 of the Code, or (3) any person or entity whose assets include or are deemed to include the assets of any such “employee benefit plan” or “plan” by reason of Section 2510.3-101 of the Regulations of the U.S. Department of Labor or otherwise.  Such Contributor will, upon request, execute, deliver and/or provide any additional documents deemed by the Acquiror to be necessary or desirable to confirm the foregoing.

(f)            Such Contributor represents and warrants that the signature pages correctly set forth, for such Contributor, (1) the principal residence of such Contributor if such Contributor is a natural person, (2) the place of business (or, if there is more than one place of business, the chief executive office) of such Contributor if such Contributor is a corporation, partnership, limited liability company, business trust or other entity (an “Entity”), (3) the state of incorporation, organization or formation if such Contributor is an Entity other than a general partnership, (4) the information specified in clauses (1) and (2) of this subsection 15(f) as to each trustee of such Contributor if such Contributor is a trust (other than a business trust) and such trustee is a natural person and (5) the information specified in clauses (2) and (3) of this subsection 15(f) as to each trustee of such Contributor if such Contributor is a trust (other than a business trust) and such trustee is an Entity.

(g)           Such Contributor has obtained from its own counsel advice regarding the tax consequences of (1) the transfer of such Contributor’s Property to Acquiror and the receipt of the Contribution Consideration, as consideration therefor, (2) Such Contributor’s admission as a limited partner of Acquiror, and (3) any other transaction contemplated by this Agreement.  Such Contributor further represents and warrants that it has not relied on Acquiror, Acquiror’s affiliates, representatives, counsel or other advisors and their respective representatives for such tax advice.

(h)           Such Contributor is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of the Code and the regulations promulgated thereunder.  No withholding for taxes is required upon the issuance of Series A Preferred Units to such Contributor.

(i)            Such Contributor has not entered into any agreement and is not otherwise liable or responsible to pay any brokers’ or finders’ fees or expenses to any Person with respect to this Agreement or its acquisition of Series A Preferred Units contemplated hereby, except for any such Person the fees and expenses for which such Contributor shall be solely responsible for and pay.

The warranties and representations of Contributor set forth in this Section 15 shall survive the Closing.

16.           Remaking of Contributor Warranties and Representations at Closing.  Except as expressly provided otherwise in Sections 14 and 15 above, the representations and warranties made in this Agreement by Contributor shall be deemed remade by Contributor as of the Closing Date with the same force and effect as if, in fact, specifically remade at that time.

17.           Acquiror’s Representations and Warranties.  Acquiror makes the following representations and warranties, each of which is material and is being relied upon by Contributors:

(a)           Acquiror is a limited liability company, duly formed, validly existing and in good standing in the state of Delaware and, on or before the Closing, Acquiror, or Acquiror’s affiliated company taking title at Closing, will be qualified to do business in the state in which the Properties are located.  The REIT is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)           Acquiror has the full power and authority necessary to enter into, deliver and perform this Agreement, the other agreements contemplated hereby and any other documents or instruments to be executed and delivered by Acquiror at Closing.  The execution and delivery of this Agreement by Acquiror and the consummation by Acquiror of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Acquiror and will not, with or without the giving of notice, lapse of time or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination or cancellation of, (1) the organizational documents, including the bylaws and charter, if any, of Acquiror, (2) any agreement, document, instrument or other undertaking to which Acquiror is a party or by which Acquiror, its interests or any of its assets or properties are bound, or (3) to Acquiror’s Actual Knowledge, any applicable law, or any judgment, writ, injunction, decree, statute, order, rule or regulation applicable to Acquiror or by which its interests or any of its assets or properties are bound..  This Agreement has been duly executed and delivered by Acquiror and constitutes a valid and legally binding obligation of Acquiror, enforceable against Acquiror in accordance with and subject to its respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity.  The signatures on this Agreement for and on behalf of Acquiror are genuine, and the signatory for Acquiror has been duly authorized to execute the same on behalf of such Contributor.

(c)           Neither Acquiror, nor any member or manager of Acquiror, nor, to Acquiror’s Actual Knowledge, any person or entity with actual authority to direct the actions of any member or manager of Acquiror without the vote, consent, or approval of any other person, (i) are named on any list of persons, entities and governments issued by OFAC pursuant to Executive Order 13224, as in effect on the date hereof, or any OFAC Lists, (ii) are included in, owned by, controlled by, knowingly acting for or on behalf of, knowingly providing assistance, support, sponsorship, or services of any kind to, or otherwise knowingly associated with any of the persons, entities or governments referred to or described in the OFAC Lists, or (iii) has knowingly conducted business with or knowingly engaged in any transaction with any of the persons, entities or governments named on any of the OFAC Lists or any of the persons, entities or governments  included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or, to Acquiror’s knowledge, otherwise associated with any of the persons, entities or governments  referred to or described in the OFAC Lists.

(d)           The Series A Preferred Units, when issued in accordance with this Agreement will be duly and validly issued, fully paid and nonassessable.

(e)           The performance by the REIT of the terms and conditions of this Agreement does not and will not conflict with the Articles of Incorporation or By-Laws of the REIT and does not breach or violate any applicable law, rule or  regulation of any  governmental authority.

(f)            There is no action, suit or proceeding pending or, to Acquiror’s Actual Knowledge, threatened against the REIT or any of its properties, which would, if adversely determined, have a material adverse effect on the financial condition or results of operations of the REIT.  There is no action or proceeding pending or, to Acquiror’s Actual Knowledge, threatened against the REIT which challenges or impairs the REIT’s ability to execute, deliver and perform under this Agreement or any of the documents and/or instruments to be delivered in accordance herewith.

(g)           Each and every one of the foregoing representations and warranties is true and correct as of the Effective Date and will be true and correct as of the Closing Date.

(h)           As used in this Agreement, the term “Actual Knowledge” (or words of similar import) shall, when used with respect to Acquiror, mean the present, current, actual, conscious (and not constructive, imputed or implied) knowledge of Kenneth M. Woolley, Kent W. Christensen, Charles L. Allen, or David L. Rasmussen, without having made independent inquiry.  No such person shall have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement and any other documents, agreements or instruments related thereto or any of the representations made by Acquiror being or becoming untrue, inaccurate or incomplete in any respect and Contributors shall look solely to the assets of the Acquiror with respect to a breach of a representation and warranty hereunder as to Acquiror.  Under no circumstances whatsoever shall information possessed by or known to any person or entity (including any of Acquiror’s consultants, agents or advisors or their respective employees or representatives), other than Kenneth M. Woolley, Kent W. Christensen, Charles L. Allen, or David L. Rasmussen, be imputed or attributed to Acquiror.

(i)            All representations, warranties and covenants of Acquiror contained in this Agreement shall survive the Closing and shall inure to the benefit of Contributors and their respective legal representatives, heirs, successors or assigns for a period of six (6) months after the last Closing of Acquiror’s acquisition of a Property under this Agreement and shall automatically expire unless Contributors prior thereto have given such Acquiror written notice of any alleged breach and Acquiror commence and serve an action against Acquiror within ninety (90) days after Contributors give such notice to Acquiror (and, in the event any such suit is timely commenced by Contributors and served against Acquiror, shall survive thereafter only insofar as the subject matter of the alleged breach specified in such suit is concerned).  If notice is not timely given and suit is not timely commenced and served by Contributors, Acquiror’s representations and warranties shall thereafter be void and no force or effect as to such Property.

18.           Remaking of Acquiror Warranties and Representations  The representations and warranties made in this Agreement by Acquiror shall be deemed remade by Acquiror as of the Closing Date with the same force and effect as if, in fact, specifically remade at that time.  Other than the representations contained in Section 17 above and the covenants of Acquiror contained in Section 20 below, Acquiror makes no representation with respect to and is not responsible for any federal, state or local tax consequences to Contributor of the transaction covered by this Agreement.

19.           Indemnification.

(a)           Subject to the limitations contained in Sections 14, 22, and 25, each Contributor agrees to indemnify, defend and hold harmless Acquiror and its nominees, successors, assigns, officers, directors, members, managers, partners, agents, and employees from and against any and all liabilities, claims, causes of action, penalties, costs and expenses, of any kind or nature whatsoever, to the extent arising out of, resulting from, relating to, or incident to a breach of the express representations and warranties of such Contributor.

(b)           Each Contributor agrees to indemnify, defend and hold Acquiror harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses, including attorneys’ fees, related to or arising from any claim related to the transactions contemplated herein by any person holding a direct or indirect interest in Contributor, including but not limited to any claim for the breach of any fiduciary duty or the terms, conditions, representations and warranties of this Agreement generally.

(c)           Subject to the provisions of Section 17 above, Acquiror agrees to indemnify, defend and hold harmless Contributors and Contributors’ respective nominees, successors, assigns, officers, directors, members, managers, partners, agents, and employees from and against any and all liabilities, claims, causes of action, penalties, costs and expenses, of any kind or nature whatsoever, arising out of, resulting from, relating to, or incident to (i) Acquiror’s ownership or use of the Properties after the Closing Date, (ii) the Designated Contracts, (iii) the Leases, or (iv) the Ground Leases.

(d)           The provisions of this Section 19 shall survive the Closing.

20.           Tax Matters.

(a)           Definitions.  As used in this Section 20, the terms set forth below shall have the following respective meanings:

(1)           “Book Gain” means, with respect to each Contributor, any gain that would not be required under Section 704(c) of the Code and applicable Treasury Regulations to be specifically allocated to such Contributor but rather would be allocated to all partners in Acquiror, including the REIT (indirectly through the General Partner and one or more limited partners), in accordance with their respective economic interests in Acquiror.

(2)           “Protected Gain” shall mean, with respect to each Contributor, the taxable gain that such Contributor would be allocated and recognize under Section 704(c) of the Code if such Contributor’s Property is sold in a fully taxable transaction.  The Contributors’ estimate of the initial Protected Gain allocable to each Contributor with respect to such Contributor’s Property as of the Closing Date is set forth on Exhibit “L” attached hereto and by this reference made a part hereof.  Anything to the contrary herein notwithstanding, any gain that would be allocated to a Contributor upon a sale of any Property that corresponds to a Book Gain would not be considered Protected Gain.

(3)           “Sale Restriction Period” shall mean a period of time commencing on the Closing Date and ending on the earlier of (i) the date that is ten (10) years following the Closing Date; or (ii) the date on which more than ninety-five percent (95%) of the Series A Preferred Units issued by the Acquiror pursuant to this Agreement have been disposed of in the aggregate by Contributors in one or more taxable transactions.

(b)           Restrictions on Disposition of Property.

(1)           Acquiror agrees, without the consent of the applicable Contributor, which consent may be granted or withheld in such Contributor’s sole discretion, not to sell or dispose of such Contributor’s Property in a transaction that would cause such Contributor, during the Sale Restriction Period, to recognize any Protected Gain, unless Acquiror makes the indemnity payment to such Contributor set forth in Section 20(c) below.  Without limiting the foregoing, upon the expiration of the Sale Restriction Period, Acquiror nonetheless agrees that it shall use reasonable efforts to structure any sale or disposition of each Contributor’s Property such that it permits the applicable Contributor to not recognize any taxable gain, it being understood that Acquiror will have no liability to Contributor if Contributor recognizes gain as a result of the sale or disposition.  Contributors agree that the preceding sentence will not apply to either a sale of a Property where the primary purpose of the sale is the generation of cash for the payment of direct and indirect obligations of the Acquiror or a bulk sale of one or more Properties together with at least four other properties.

(2)           The prohibition on the sale or other disposition of the Property will not apply if the Property is disposed of in a transaction in which no gain is required to be recognized by Contributor (for example, an exchange under Section 1031 of the Code or a tax-free partnership merger or contribution).    In the event of an involuntary conversion of the Property within the meaning of Section 1033 of the Code during the Sale Restriction Period, Acquiror shall use its reasonable efforts to replace the converted Property unless otherwise consented to in writing by Contributor, which consent may be granted or withheld in the Contributor’s sole discretion, it being understood that Acquiror will have no liability to Contributor if Contributor recognizes gain as a result of the sale or disposition.

(c)           Indemnity Payment.  In the event of a sale or disposition by Acquiror of a Contributor’s Property in a transaction to which Section 20(b) applies, Acquiror shall reimburse such Contributor for all income tax incurred with respect to the Protected Gain attributable to such Contributor’s Property.  Anything to the contrary in this Agreement notwithstanding, the sole and exclusive rights and remedies of Contributor for a breach or violation of the provisions of Section 20(b) by Acquiror shall be a claim for damages against Acquiror, computed as set forth in this 20(c), and Contributor shall not be entitled to pursue a claim for specific performance of the provisions of Section 20(b) by Acquiror, or bring a claim against any person that acquires the Property from Acquiror in violation of Section 20(b).

(d)           Section 704(c) Method.  Acquiror will use the “traditional method” as described in Treasury Regulation Section 1.704-3(b) for tax allocations with respect to the Properties.

21.           Tax Computations for REIT Qualification.  Contributors acknowledge that (a) the computation of taxable income of Acquiror is crucial in the determination of the taxable income of REIT, (b) the REIT needs to be able to prepare accurate estimates of its taxable income in order to monitor compliance with the requirement that it distribute 90% of its taxable income to its shareholders, and (c) the depreciation of the Property and the required depreciation allocations under Section 704(c) of the Code will materially impact the computation of Acquiror’s and REIT’s taxable income.  Accordingly, each Contributor agrees that (y) within twenty (20) days of the Effective Date, Contributor shall provide

Acquiror with tax-basis computations and historical tax depreciation schedules updated through the Closing Date for each Property, and (z) within twenty (20) days of the Effective Date, Contributors shall provide Acquiror with all data required to perform depreciation allocations (as contemplated by Section 704(c) of the Code) with respect to each Property.  Such data shall include the tax basis allocable to each Contributor for each of such Contributor’s Properties.  In addition, each Contributor acknowledges that, in the event repayment of any Existing Indebtedness triggers discharge of indebtedness income under the Code (and particularly Section 61(a)(12) thereof), the Amended and Restated Partnership Agreement shall be amended to specially allocate all such income to Contributor.  The provisions of this Section 21 shall survive the Closing and the delivery of the Deeds and the other documents contemplated by this Agreement.

22.           Acquisition “As-Is”.

(a)           Acquiror expressly acknowledges and agrees that prior to the Effective Date hereof, Acquiror has had sufficient opportunity to conduct due diligence with respect to and inspect each of the Properties and, subject to the terms and conditions of this Agreement, does approve the Properties.

(b)           NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY A CONTRIBUTOR IN SECTIONS 14 AND 15 ABOVE OR OTHERWISE EXPRESSLY MADE BY A CONTRIBUTOR IN THIS AGREEMENT OR BY A CONTRIBUTOR IN THE DOCUMENTS OR INSTRUMENTS DELIVERED BY SUCH CONTRIBUTOR AT THE CLOSING, IF ANY, IT IS UNDERSTOOD AND AGREED THAT NEITHER SUCH CONTRIBUTOR NOR ANY OF ITS AGENTS, EMPLOYEES OR CONTRACTORS HAS MADE, AND IS NOT NOW MAKING, AND ACQUIROR HAS NOT RELIED UPON AND WILL NOT RELY UPON (DIRECTLY OR INDIRECTLY), ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN WITH RESPECT TO THE PROPERTIES, INCLUDING WARRANTIES OR REPRESENTATIONS AS TO (I) MATTERS OF TITLE, (II) ENVIRONMENTAL MATTERS RELATING TO ANY OF THE PROPERTIES OR ANY PORTION THEREOF, (III) GEOLOGICAL CONDITIONS, (IV) FLOODING OR DRAINAGE, (V) SOIL CONDITIONS, (VI) THE AVAILABILITY OF ANY UTILITIES TO ANY OF THE PROPERTIES, (VII) USAGES OF ADJOINING PROPERTY, (VIII) ACCESS TO ANY OF THE PROPERTIES OR ANY PORTION THEREOF, (IX) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTIONS, SUITABILITY, SEISMIC OR OTHER STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE IMPROVEMENTS OR ANY OTHER PORTION OF ANY OF THE PROPERTIES, (X) ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO ANY OF THE PROPERTIES OR ANY PART THEREOF, (XI) THE PRESENCE OF HAZARDOUS SUBSTANCES (HEREINBELOW DEFINED) IN OR ON, UNDER OR IN THE VICINITY OF ANY OF THE PROPERTIES, (XII) THE CONDITION OR USE OF ANY OF THE PROPERTIES OR COMPLIANCE OF ANY OF THE PROPERTIES WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIII) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XIV) THE POTENTIAL FOR FURTHER DEVELOPMENT OF ANY OF THE PROPERTIES, (XV) ZONING, OR THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING ANY OF THE PROPERTIES, (XVI) THE

MERCHANTABILITY OF ANY OF THE PROPERTIES OR FITNESS OF ANY OF THE PROPERTIES FOR ANY PARTICULAR PURPOSE, (XVII) TAX CONSEQUENCES (INCLUDING THE AMOUNT, USE OR PROVISIONS RELATING TO ANY TAX CREDITS), (XVIII) MARKETPLACE CONDITIONS SUCH AS SELF STORAGE SATURATION, (XIX) OCCUPANCY LEVELS, OR (XX) CURRENT INCOME STREAMS. ACQUIROR FURTHER ACKNOWLEDGES THAT, EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY A CONTRIBUTOR IN SECTIONS 14 AND 15 ABOVE OR OTHERWISE EXPRESSLY MADE BY A CONTRIBUTOR IN THIS AGREEMENT OR BY A CONTRIBUTOR IN THE DOCUMENTS OR INSTRUMENTS DELIVERED BY SUCH CONTRIBUTOR AT THE CLOSING, ANY INFORMATION OF ANY TYPE WHICH ACQUIROR HAS RECEIVED OR MAY RECEIVE FROM CONTRIBUTOR OR ITS AGENTS, EMPLOYEES OR CONTRACTORS, INCLUDING ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT ACQUIROR SHALL NOT RELY THEREON, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER.

(c)           ACQUIROR REPRESENTS AND WARRANTS THAT ACQUIROR IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED ACQUIROR OF REAL ESTATE AND THAT ACQUIROR HAS RELIED AND SHALL RELY SOLELY ON (I) ACQUIROR’S OWN EXPERTISE AND THAT OF ACQUIROR’S CONSULTANTS IN PURCHASING THE PROPERTIES, (II) ACQUIROR’S OWN KNOWLEDGE OF THE PROPERTIES BASED ON ACQUIROR’S INVESTIGATIONS AND INSPECTIONS OF THE PROPERTIES AND (III) THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY A CONTRIBUTOR IN SECTIONS 14 AND 15 ABOVE OR OTHERWISE EXPRESSLY MADE BY A CONTRIBUTOR IN THIS AGREEMENT OR BY A CONTRIBUTOR IN THE DOCUMENTS OR INSTRUMENTS DELIVERED BY SUCH CONTRIBUTOR AT THE CLOSING.  EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY A CONTRIBUTOR IN SECTIONS 14 AND 15 ABOVE OR OTHERWISE EXPRESSLY MADE BY A CONTRIBUTOR IN THIS AGREEMENT OR BY A CONTRIBUTOR IN THE DOCUMENTS OR INSTRUMENTS DELIVERED BY SUCH CONTRIBUTOR AT THE CLOSING: (W) ACQUIROR HAS CONDUCTED SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTIES AS ACQUIROR DEEMS NECESSARY, INCLUDING THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON THE SAME, (X) UPON CLOSING, ACQUIROR SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY ACQUIROR’S INSPECTIONS AND INVESTIGATIONS, (Y) ACQUIROR ACKNOWLEDGES AND AGREES THAT UPON CLOSING, EACH CONTRIBUTOR SHALL SELL AND CONVEY TO ACQUIROR AND ACQUIROR SHALL ACCEPT SUCH CONTRIBUTOR’S PROPERTY “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS (LATENT AND APPARENT), AND (Z).  ACQUIROR FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE PROPERTY MADE BY CONTRIBUTOR, OR ANY AGENT, EMPLOYEE OR CONTRACTOR OF CONTRIBUTOR.

(d)           ACQUIROR ACKNOWLEDGES AND AGREES CONTRIBUTOR WOULD NOT HAVE AGREED TO SELL THE PROPERTY TO ACQUIROR WITHOUT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH HEREIN. ACQUIROR ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE NATURE OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, AS LIMITED BY THE

WAIVERS AND DISCLAIMERS CONTAINED IN THIS AGREEMENT.  ACQUIROR HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT WITH ACQUIROR’S COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.

(e)           THE TERMS AND CONDITIONS OF SECTIONS 22(b), 22(c), AND 22(d) SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF THE DEED OR ANY OTHER CLOSING DOCUMENTS.

ACQUIROR’S INITIALS

(f)            Except with respect to any representations, warranties and indemnities expressly set forth in this Agreement and except with respect to any representations, warranties, indemnities, covenants or agreements set forth in any document or instrument delivered by a Contributor at Closing, and except as otherwise expressly provided in this Section, as to each Contributor and the Property owned by such Contributor, subject only to Section 25(d) below and those obligations of such Contributor hereunder which this Agreement specifically provides shall survive the Closing, Acquiror and anyone claiming by, through or under Acquiror hereby waives its right to recover from and fully and irrevocably releases each Contributor and such Contributor’s partners, members, employees, officers, directors, parent, subsidiaries, successors and assigns (the “Released Parties”) from any and all claims, responsibility and/or liability that Acquiror may now have or hereafter acquire against any of the Released Parties for any costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to (a) the condition (including any construction defects, errors, omissions or other conditions, latent or otherwise), valuation, salability or utility of any of the Properties, or its suitability for any purpose whatsoever, (b) any other claims under Environmental Laws, and (c) any information furnished by the Released Parties under or in connection with this Agreement.  This release includes claims of which Acquiror is presently unaware or which Acquiror does not presently suspect to exist which, if known by Acquiror, would materially affect Acquiror’s release of the Released Parties.  Acquiror specifically waives the provision of any statute or principle of law, which provides otherwise including, with respect to those Properties in California, California Civil Code 1542 which provides in pertinent part:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Acquiror’ Initials:

In this connection and to the extent permitted by law, Acquiror agrees, represents and warrants that Acquiror realizes and acknowledges that factual matters now unknown to Acquiror may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Acquiror further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Acquiror nevertheless hereby intends to release, discharge and acquit Contributor from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses.

(g)           As used herein, (a) “Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended, or the Resource Conservation and Recovery Act (42 U.S.C. Section 6902 et seq.), as amended, or any other federal, state or local law, ordinance, rule or regulation relating to Hazardous Substances and applicable to the Property (but specifically excluding any principles of common law or common law theories); and (b) “Hazardous Substances” means any hazardous, toxic or dangerous waste, substance or material, any pollutant or contaminant, or any substance or organism which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, or any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs), radon gas, urea formaldehyde or asbestos.

(h)           As to each Property, the foregoing provisions of this Section 22, including the waivers and releases by Acquiror, shall survive the Closing and the recordation of the Deed, and shall not be deemed merged into the Deed or other documents and instruments delivered at Closing.

23.           Rights of First Refusal.  Affiliates of Contributors own and operate two additional self storage facilities commonly referred to as the “Moraga Rent-A-Space” facility and the “Lahaina Rent-A-Space” facility (hereinafter collectively the “ROR Facilities”).  Contributors agree that concurrently with the Closing, Contributors’ shall cause the owners of the ROR Facilities to grant Acquiror, for a period of two (2) years from the first Closing, a right of first refusal to purchase each of the ROR Facilities by a Grant of Right of First Refusal, which shall be in a form to be agreed upon by such affiliates and Acquiror and executed and recorded at Closing.  The Grant of Right of First Refusal shall provide, among other things, that if the owner of an ROR Facility (the “ROR Owner”) receives a bona fide third party offer to purchase the ROR Facility (the “ROR Offer”) that the ROR Owner is prepared to accept, then Acquiror shall have a period of time not to exceed ten (10) business days in which to agree, in writing, to the terms and conditions of the ROR Offer.  Acquiror’s failure to exercise its right of first refusal within such ten (10) business day period shall constitute Acquiror’s election not to acquire the applicable ROR Facility in accordance with the terms of such ROR Offer and, thereafter, the right of first refusal shall terminate with respect to such ROR Offer and the ROR Owner shall be entitled to sell the ROR Offer in accordance with the provisions of such ROR Offer free and clear of any such right of first refusal.  Acquiror agrees to promptly execute any and all commercially reasonable instruments and/or documents to confirm the expiration or earlier termination of the right of first refusal.  Notwithstanding anything to the contrary contained herein, the parties agree that the right of first refusal shall not apply to the transfer of any interest in any ROR Facility by an affiliate of Contributors or the immediate family of H. James Knuppe to any lineal descendant of H. James Knuppe; provided that the right of first refusal shall survive such transfer.  The right of first refusal granted to Acquiror shall be personal to Acquiror and shall not be assignable (except to an Affiliate of Acquiror) without the express prior written consent of Contributor and the ROR Owners, which consent may be withheld in their sole and absolute discretion.

24.           Grant of License to Use Name “Rent-A-Space”.  Concurrently with the Closing, Contributors shall cause the holder of the rights to the names and/or marks “AAAAA” and “Rent-A-Space”, and combinations thereof, to license, on a non-exclusive basis, such names and/or marks to Acquiror for a period of time commencing on the Closing Date and expiring with respect to each Property on the second anniversary of the Closing Date for such Property.  Acquiror shall not be required to pay any additional consideration with respect to the grant of such license and such grant of license shall be in a form to be agreed upon prior to the Closing.

25.           Defaults.

(a)           If any Contributor hereunder fails to perform its obligations as Contributor and such Contributor fails to cure such default within five (5) business days after such Contributor’s receipt of a written notice from Acquiror specifying such default, then Acquiror shall elect, as Acquiror’s sole remedy, either: (a) specifically enforce this Agreement or seek injunctive relief, (b) if such breach or default relates to one or more Properties, remove such Property or Properties from the Properties being conveyed pursuant to this Agreement, receive a reduction in the Contribution Consideration in the amount of the Allocated Share of the Gross Dollar Value of each such Property and the payment to Acquiror of Acquiror’s Reimbursable Due Diligence Expenses (as hereinafter defined) allocable to each such Property, (c) if such breach or default relates to Properties having, in the aggregate, an Allocated Purchase Price equal to or greater than $50,000,000.00, terminate this Agreement and receive an immediate refund of the Earnest Money Deposit from Escrow Agent.  The foregoing remedies are Acquiror’s sole and exclusive remedies with respect to Contributor’s default, and Acquiror waives any and all other remedies as may be available at law or in equity in connection with Contributor’s default.

(b)           IN THE EVENT THE CLOSING AND THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED HEREIN DO NOT OCCUR AS PROVIDED HEREIN BY REASON OF ANY BREACH OF ACQUIROR WHICH IS NOT CURED WITHIN FIVE (5) DAYS AFTER WRITTEN NOTICE OF SUCH BREACH IS GIVEN TO ACQUIROR BY CONTRIBUTORS, ACQUIROR AND CONTRIBUTOR AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH CONTRIBUTOR MAY SUFFER AS A RESULT THEREOF.  THEREFORE, ACQUIROR AND CONTRIBUTOR DO HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT CONTRIBUTOR WOULD SUFFER IN THE EVENT THAT ACQUIROR BREACHES THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE OF EACH PROPERTY IS AND SHALL BE, AS CONTRIBUTOR’S SOLE AND EXCLUSIVE REMEDY THE RIGHT TO TERMINATE THIS AGREEMENT AND TO RETAIN THE UNDISBURSED PORTION OF THE EARNEST MONEY DEPOSIT AS LIQUIDATED DAMAGES, AND FOLLOWING SUCH TERMINATION NO PARTY HERETO SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO ANY OTHER PARTY HERETO EXCEPT WITH RESPECT TO THOSE PROVISIONS OF THIS AGREEMENT WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT.  UPON ANY SUCH BREACH BY ACQUIROR, UNLESS OTHERWISE SPECIFIED, THIS AGREEMENT SHALL BE TERMINATED WITH RESPECT TO EACH PROPERTY FOR WHICH A CLOSING HAS NOT OCCURRED AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER, EXCEPT FOR THE RIGHT OF CONTRIBUTOR TO RECEIVE THE UNDISBURSED PORTION OF THE EARNEST MONEY DEPOSIT FROM ESCROW AGENT AS AFORESAID AND RETAIN THE UNDISBURSED PORTION OF THE EARNEST MONEY DEPOSIT AS LIQUIDATED DAMAGES FROM ACQUIROR AND THE OBLIGATION OF ACQUIROR TO DELIVER TO CONTRIBUTOR THE DOCUMENTS PURSUANT TO SECTION 5(C), ABOVE; PROVIDED, HOWEVER, THAT THIS LIQUIDATED DAMAGES PROVISION SHALL NOT LIMIT CONTRIBUTOR’S RIGHT TO INJUNCTIVE RELIEF DUE TO ACQUIROR’S BREACH OF ACQUIROR’S OBLIGATIONS UNDER SECTION 25 BELOW].  THE PARTIES ACKNOWLEDGE THAT SUCH PAYMENT OF THE EARNEST MONEY DEPOSIT IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO CONTRIBUTOR.

INITIALS:

AAAAA RENT-A-SPACE, ALAMEDA, LTD., LIMITED PARTNERSHIP, a California limited Partnership	EXTRA SPACE STORAGE LP

AAAAA RENT-A-SPACE, ALAMEDA II, LTD., LIMITED PARTNERSHIP, a California limited Partnership

AAAAA RENT-A-SPACE, BERKELEY I, LTD., LIMITED PARTNERSHIP, a California limited Partnership

AAAAA RENT-A-SPACE, BERKELEY II, LTD., LIMITED PARTNERSHIP, a California limited Partnership

AAAAA RENT-A-SPACE-CASTRO VALLEY, LTD. LIMITED PARTNERSHIP, a California limited partnership

AAAAA RENT-A-SPACE – COLMA, LTD., LIMITED PARTNERSHIP, a California limited Partnership

AAAAA RENT-A-SPACE, HAYWARD, LTD., LIMITED PARTNERSHIP, a California limited Partnership

AAAAA RENT-A-SPACE – MAUI, A LIMITED PARTNERSHIP, a Hawaii limited Partnership

AAAAA RENT-A-SPACE, SAN LEADRO, LTD.,LIMITED PARTNERSHIP, a California limited partnership

AAAAA RENT-A-SPACE, SAN PABLO, LTD., LIMITED PARTNERSHIP, a California limited Partnership

AAAAA RENT-A-SPACE – VALLEJO, LTD., LIMITED PARTNERSHIP, a California limited Partnership

(c)                                  Notwithstanding anything to the contrary contained in this Agreement, if the Closing is consummated, as to Acquiror and each Contributor hereunder, as to each Property, no party shall have any liability to another party following the Closing of such Property with respect to any breaches of representations, warranties or covenants under this Agreement (other than the covenants and obligations contained in Section 8(d) and Section 8(e) unless and until the aggregate amount of the actual general and compensatory damages suffered by the non-defaulting party by reason of any such breach of representations, warranties or covenants exceeds the sum of Ten Thousand Dollars ($10,000.00) for such Property (in which event the defaulting party shall be responsible from the first dollar). Unless and until the amount of the actual damages suffered or incurred by the non-defaulting party by reason of any such breach of representations, warranties or covenants exceeds in the aggregate, the sum of Ten Thousand Dollars ($10,000.00) for such Property, the non-defaulting party shall not be entitled to file an action or lawsuit or undertake any other legal proceeding against the defaulting party by reason of such breach of representations, warranties or covenants.  The covenants and the obligations of the parties contained in Section 8(d) and Section 8(e) shall be excluded from the application of this Section.  The provisions of this Section shall survive the Closing and the recordation of the Deed, and shall not be deemed merged into the Deed or other documents or instruments delivered at Closing.

(d)                                 The obligations and liabilities of each Contributor under this Agreement are and shall be separate from the obligations and liabilities of each other Contributor.  Furthermore, as to each Property and the Contributor of such Property, such Contributor’s total liability with respect to a breach of any representations, warranties or other obligations of such Contributor contained in this Agreement or in any document or instrument executed and delivered at Closing (including any indemnity obligations in this Agreement or in any such document or instrument) shall be limited to an amount equal to two and one-half percent (2 ½%) of the Allocated Purchase Price for such Property.  It is expressly understood and agreed that in no event shall any of the direct or indirect partners, shareholders, owners, affiliates, officers, directors, employees or agents of each Contributor or any affiliate or controlling person thereof, have any liability for any claim, cause of action or other liability arising out of or relating to this Agreement whether based on contract, common law, statute, equity or otherwise.  In no event shall a Contributor be liable to Acquiror for consequential, indirect or punitive damages.  The foregoing limitations on liability shall survive the Closing or any earlier termination of this Agreement and shall not diminish or otherwise affect Acquiror’s waivers and releases in Section 22 of this Agreement.

26.                                 Confidentiality.

(a)                                  Acquiror agrees that, prior to the Closing, all documents and information obtained from Contributors or Contributors’ representatives pursuant to this Agreement including, without limitation, the Documents, shall be kept confidential as provided in this Section 26(a).  Prior to the Closing, the property information received from Contributors shall not be disclosed by Acquiror or its representatives, in any manner whatsoever, in whole or in part, except (1) with the prior written consent of Contributors (which consent may be withheld in Contributors’ sole and absolute discretion), (2) to the extent that such document or information is publicly available,

(3) to Acquiror’s representatives who need to know the property information for the purpose of evaluating the Properties and who are informed by the Acquiror of the confidential nature of the property information; (4) as may be necessary for Acquiror or Acquiror’s representatives to comply with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements, to comply with other requirements of regulatory and supervisory authorities and self-regulatory organizations having jurisdiction over Acquiror or Acquiror’s representatives; or to comply with regulatory or judicial processes; or (5) as may be necessary in order to assume the Assumption Loans.  In permitting Acquiror and its representatives to review the Documents to assist Acquiror, Contributor has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either expressed or implied, have been offered, intended or created by Contributor and any such claims are expressly rejected by Contributor and waived by Acquiror.  The provisions of this Section 26(a) shall survive the Closing but shall, notwithstanding any other provision of this Agreement, survive any termination of this Agreement.

(b)                                 Contributors and Acquiror agree that the existence and terms of this Agreement shall be kept confidential as provided in this Agreement.  The identity of Acquiror and Contributor, the existence of this Agreement and the terms of this Agreement shall be kept confidential and shall not be disclosed by Contributors, Acquirors or their respective representatives, in any manner whatsoever, in whole or in part, except (1) with the prior written consent of the non-disclosing party (which consent may be withheld in the non-disclosing party’s or parties’ sole and absolute discretion), (2) to the extent that such document or information is publicly available, or (3) as may be necessary for Contributors, Acquiror’s or any of their respective representatives to comply with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements, to comply with other requirements of regulatory and supervisory authorities and self-regulatory organizations having jurisdiction over any Contributor or such Contributor’s representatives; or to comply with regulatory or judicial processes.  Furthermore, except as expressly permitted pursuant to the provisions of subparts (2) or (3) of this Section 26(b), under no circumstances shall Acquiror use the name “Knuppe” or disclose the name “Knuppe” without the express prior written consent of Contributors (which consent may be withheld in Contributors’ sole and absolute discretion).  Acquiror shall give Contributors advance written notice of Acquiror’s use of the name “Knuppe” in accordance with the provision of this Section 26(b), which notice shall include a reference to the applicable laws which require such disclosure.  Contributors hereby disclose to Acquiror that Contributor may have inadvertently disclosed the nature of this Agreement to the property manager(s) of the Hayward Property.  Acquiror expressly acknowledges and agrees that the foregoing limited inadvertent disclosure shall not be deemed a default hereof.

27.                                 Payment of Commissions.  Each party hereto represents and warrants that it has employed no brokers or real estate agencies in the creation of or the negotiations relating to this Agreement, and each party shall indemnify, defend and hold harmless the other party by reason of any breach of such party of its warranty and representation under this section.  The provisions of this section shall survive Closing.

28.                                 Successors and Assigns.  Subject to the restrictions on assignment set forth below, this Agreement shall be binding upon and inure to the benefit of Contributors and Acquiror and their respective estates, personal representatives, heirs, devisees, legatees, successors and permitted assigns.  Acquiror may not assign any of its rights and/or delegate any of its obligations under this Agreement without first obtaining the prior written consent of the Contributors, which consent may be withheld by Contributors in their sole and absolute discretion, provided that Contributors’ consent shall not be required for an assignment to an “affiliated” company (as defined hereafter).  Any assignee as may be consented to by Contributors or which is permitted under this Section shall expressly assume in writing all obligations of Acquiror under this Agreement and shall further acknowledge and agree in writing to be bound by all of the provisions of this Agreement as if the assignee had originally executed this Agreement as Acquiror.  Notwithstanding any assignment as may be consented to by Contributors or which is permitted under this Section, the named Acquiror hereunder shall not be released, and shall remain liable for, all obligations of the party which is the Acquiror under this Agreement.  An “affiliated” company shall mean an entity that controls, is controlled by, or is under common control with the Acquiror.

29.                                 Notices.  Any notice, approval, waiver, objection or other communication required or permitted to be given hereunder or given in regard to this Agreement by one party to the other shall be in writing and the same shall be deemed to have been served and received (a) if hand delivered, when delivered in person to the address set forth hereinafter for the party to whom notice is given; (b) if by overnight delivery when received by the other party; or (c) if by facsimile, when received by the other party at the number hereinafter specified as evidenced by the confirmation receipt of the Sender; provided, however, that if such facsimile is received after 5:00 p.m. Pacific Time, such notice shall be deemed received on the next business day.  Any party may change its address for notices by notice theretofore given in accordance with this section:

If to Contributors:	AAAAA Rent-A-Space Attn: Dr. H. James Knuppe 4545 Crow Canyon Place Castro Valley, CA 94552 Tel. (510) 727-1800 x 311 Fax. (510) 727-0185 Email. Knuppe@aol.com

With a Copy to:	Miller, Starr & Regalia Attn: Eugene Miller & Hans Lapping 1331 N. California Blvd., 5th Flr. Walnut Creek, CA 94596 Tel. (925) 935-9400 Fax. (925) 933-4126 Email. ehm@msandr.com & hl@msandr.com

And With a Copy to:	Baker & McKenzie LLP Attn: Richard M. Lipton One Prudential Plaza, Suite 3500 130 East Randolph Drive Chicago, Illinois 60601 Tel: 312-861-7590 Fax: 312-698-2254 Email: Richard.m.lipton@bakernet.com

If to Acquiror:	Extra Space Storage LLC Attn: David L. Rasmussen 2795 E. Cottonwood Parkway, #400 Salt Lake City, UT 84121 Tel. 801-365-4473 Fax 801-365-4947 Email: drasmussen@extraspace.com

With a Copy to:	Steven E. Tyler Holland & Hart LLP 60 East South Temple, Suite 2000 Salt Lake City, Utah 84111 Tel. 801-595-7800 Fax 801-364-9124 Email: setyler@hollandhart.com

30.                                 Timing.  If any date herein (except the Proration Date) shall fall on a Saturday, Sunday, Monday or national or state holiday (“Non-business Day”), the date shall automatically be advanced to the first Tuesday thereafter; but if that day is a Non-business Day, then the date shall be the next business day.

31.                                 Further Assurances.  From time to time, at either party’s reasonable request, whether on or after Closing, and without further consideration, the other party shall execute and deliver any further commercially reasonable instruments of conveyance and take such other commercially reasonable actions as the requesting party may reasonably require to complete the transfer of the Properties to Acquiror.

32.                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of the executed Agreement may be accomplished by facsimile transmission, and if so, the facsimile copy shall be deemed an executed original counterpart of the Agreement.  All executed counterparts together shall constitute one and the same document, and any signature pages, including facsimile copies thereof, may be assembled to form a single original document.

33.                                 Attorney’s Fees.  Each party shall bear its own attorneys’ fees in connection with the preparation and negotiation of this Agreement and any controversy, claim or dispute between or among the parties.

34.                                 Time of Essence.  Time is of the essence of this Agreement.

35.                                 Survival.  All provisions that expressly survive the Closing or termination of this Agreement shall survive.

36.                                 Governing Law.  This Agreement and all transactions contemplated hereby shall be governed by, construed and enforced in accordance with the laws of the State of California with the exception of issues of title to each Property which will be construed in accordance with the laws of the State in which a particular Property is located.  The parties agree that this Agreement has been made in Castro Valley, California and that exclusive jurisdiction for matters arising under this Agreement shall be in the State courts in Alameda County, California.  Each party, by signing this Agreement, irrevocably consents to and shall submit to such jurisdiction.

37.                                 Entire Agreement and Amendments.  This Agreement, together with all exhibits attached hereto or referred to herein, contain all representations and the entire understanding between the parties hereto with respect to the subject matter hereof.  Any prior correspondence, memoranda or agreements are replaced in total by this Agreement and exhibits hereto.  This Agreement may only be modified or amended upon the written consent of both parties.

38.                                 No Recordation.  There shall be no recordation of either this Agreement or any memorandum hereof or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereof or affidavit pertaining hereto by any party hereunder shall constitute a material default hereunder by such party, and non-defaulting shall have all rights and remedies expressly available to such party hereunder.

39.                                 Severability.  If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

40.                                 Participation in Drafting.  The language of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto.  Contributors and Acquiror each acknowledge that they participated equally in the drafting of this Agreement and, accordingly, no court construing this Agreement shall construe it more stringently against one party than any other.

41.                                 Exhibits and Schedules.  Exhibit “A” through Exhibit “L”, inclusive, and Schedule 14(a)(13) are hereby incorporated herein.

42.                                 Contributors’ Access to Records.  For a period of four (4) years subsequent to the Closing Date, Acquiror agrees to reasonably cooperate with Contributors and Contributors’ agents, employees and representatives in the event of Contributors’ need to respond to any legal requirement, including any tax audit, by allowing Contributors and Contributors’ agents, employees and representatives access, upon reasonable advance written notice (which notice shall identify the nature of the information sought by Contributors), at all reasonable times during business hours to examine and make copies of any and all files and records delivered by Contributors to Acquiror.  The provisions of this Section shall survive the Closing and the recordation of the Deed for a period of four (4) years and shall not merge into the Deed and the other documents and instruments delivered at Closing.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties have executed this Contribution Agreement effective as of the Effective Date.

CONTRIBUTORS:

AAAAA RENT-A-SPACE, ALAMEDA, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS - ALAMEDA, INC., a Nevada corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE, ALAMEDA II, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a
California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE, BERKELEY I, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE BERKELEY II, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE – CASTRO VALLEY, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE – COLMA, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS - COLMA, INC., a Nevada corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE, HAYWARD, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS - HAYWARD, INC., a Nevada corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE – MAUI, A LIMITED PARTNERSHIP, a Hawaiian limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE, SAN LEANDRO, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS – SAN LEANDRO, INC., a Nevada corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE, SAN PABLO, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

AAAAA RENT-A-SPACE – VALLEJO, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
	Date:	6-14-07

ACQUIROR:

EXTRA SPACE STORAGE LP, a Delaware limited partnership

BY:	ESS HOLDINGS BUSINESS TRUST I, a Massachusetts business trust, its sole general partner

	By:	/s/ Charles L. Allen
	Name:	CHARLES L. ALLEN
	Title:	TRUSTEE 6-15-07

The foregoing Agreement is approved this 14th day of June, 2007, by the following:

/s/ H. James Knuppe
H. James Knuppe

/s/ Barbara Knuppe
Barbara Knuppe

LIST OF EXHIBITS & SCHEDULES

Exhibit “A”	Schedule of Properties
Exhibit “B”	Designated Contracts
Exhibit “C”	Schedule of Allocated Share of the Net Value
Exhibit “D”	Schedule of Third Party Loans
Exhibit “E”	Registration Rights Agreement
Exhibit “F”	Permitted Exceptions
Exhibit “G”	Schedule of Closing Documents
Exhibit “H”	Proration Review
Exhibit “I”	Schedule of Rental Conscessions
Exhibit “J”	Description of Colma Improvements
Exhibit “K”	Accredited Investor Questionnaire
Exhibit “L”	Schedule of Protected Gain
Exhibit “M”	Schedule of the Allocated Share of the Gross Dollar Value
Schedule 17.A(xiii)	Disclosure of Hazardous Materials

1

EXHIBIT “A”

(Schedule of Properties)

1.                                       That certain self storage facility located at 2201 Clement Avenue, Alameda, California  94501 and more particularly described on Exhibit “A-1” attached hereto and by this reference made a part hereof (hereinafter the “Alameda I Property”).  Fee title to the Alameda I Property is owned by AAAAA Alameda I.

2.                                       That certain self storage facility located at 2189 Clement Avenue, Alameda, California  94501 and more particularly described on Exhibit “A-2” attached hereto and by this reference made a part hereof (hereinafter the “Alameda II Property”).  Fee title to the Alameda II Property is owned by AAAAA Alameda II.

3.                                       That certain self storage facility located at 600 Cedar Street Berkeley, California  94710 and more particularly described on Exhibit “A-3” attached hereto and by this reference made a part hereof (hereinafter the “Berkeley I Property”).  Fee title to the Berkeley I Property is owned by AAAAA Berkeley I.

4.                                       That certain self storage facility located at 601 Cedar Street Berkeley, California  94710 and more particularly described on Exhibit “A-4” attached hereto and by this reference made a part hereof (hereinafter the “Berkeley II Property”).  AAAAA Berkeley II owns a leasehold estate in the Berkeley II Property pursuant to that certain Lease Agreement dated October 1, 1979 by and between 3 Prop, Inc., assignee; originally Martha M. Carter, as landlord and AAAAA Rent-A-Space, Berkeley II, Ltd. Limited Partnership, a California Limited Partnership, as tenant (hereinafter the “Berkeley II Ground Lease”).  AAAAA Berkeley II also owns title to all of the improvements located on the Berkeley II Property.

5.                                       That certain self storage facility located at 3939 Castro Valley Boulevard, Castro Valley, California  94548 and more particularly described on Exhibit “A-5” attached hereto and by this reference made a part hereof (hereinafter the “Castro Valley Property”).  AAAAA Castro Valley owns a leasehold estate in the Castro Valley Property pursuant to that certain Lease Agreement dated June 17, 1997 by and between Adam Cohen, Lea Cohen, Trustee; Ronald D. Staley and Janice L. Staley, as landlord and KN Productions, Inc., as tenant (hereinafter the “Castro Valley Ground Lease”).  AAAAA Castro Valley also owns title to all of the improvements located on the Castro Valley Property.

6.                                       That certain self storage facility located at 3601 Junipero Serro Boulevard, Colma, California  84014 and more particularly described on Exhibit “A-6” attached hereto and by this reference made a part hereof (hereinafter the “Colma Property”).  Fee title to the Colma Property is owned by AAAAA Colma.

7.                                       That certain self storage facility and located at 24700 Mission Boulevard, Hayward, California  94544 and more particularly described on Exhibit “A-7” attached hereto and by this reference made a part hereof (hereinafter the “Hayward Property”).  Fee title to the Hayward Property is owned by AAAAA Hayward.

8.                                       That certain self storage facility located at 340 Ala Makani Street, Kahului, Hawaii  96732 and more particularly described on Exhibit “A-8” attached hereto and by this reference made a part hereof (hereinafter the “Kahului I Property”).  Fee title to the Kahului I Property is owned by AAAAA Maui.

A-1

9.                                       That certain self storage facility located at 356 Ala Makani Street, Kahului, Hawaii  96732 and more particularly described on Exhibit “A-9” attached hereto and by this reference made a part hereof (hereinafter the “Kahului II Property”).  Fee title to the Kahului II Property is owned by AAAAA Maui.

10.                                 That certain self storage facility located at 590 Farrington Highway, Kapolei, Hawaii  96797 and more particularly described on Exhibit “A-10” attached hereto and by this reference made a part hereof (hereinafter the “Kapolei Property”).  AAAAA Maui owns a leasehold estate in the Kapolei Property pursuant to that certain Lease Agreement dated June 14, 1999 by and between The Trustees under the Will and of the Estate of James Campbell, Deceased, as landlord and AAAAA Rent-A-Space — Maui, Ltd., a Hawaii Limited Partnership, as tenant (hereinafter the “Kapolei Ground Lease”).  AAAAA Maui also owns title to all of the improvements located on the Kapolei I Property.

11.                                 That certain self storage facility located at 2000/2002 Doolittle Drive, San Leandro, California  94577 and more particularly described on Exhibit “A-11” attached hereto and by this reference made a part hereof (hereinafter the “San Leandro Property”).  Fee title to the San Leandro Property is owned by AAAAA San Leandro.

12.                                 That certain self storage facility located at 3500 San Pablo Dam Road, San Pablo, California  94803 and more particularly described on Exhibit “A-12” attached hereto and by this reference made a part hereof (hereinafter the “San Pablo I Property”).  Fee title to the San Pablo Property is owned by AAAAA San Pablo.

13.                                 That certain self storage facility located at 3500 San Pablo Dam Road, San Pablo, California  94803 and more particularly described on Exhibit “A-13” attached hereto and by this reference made a part hereof (hereinafter the “San Pablo II Property”).  AAAAA San Pablo owns a leasehold estate in the San Pablo II Property pursuant to that certain Lease Agreement dated June 1, 1995 by and between Billy C. Sanders and Laverne Elizabeth Sanders, Trustees of the Sanders Family 1993 Trust, as landlord and AAAAA Rent-A-Space San Pablo II Limited Partnership, a California General Partnership, as tenant (hereinafter the “San Pablo II Ground Lease”).  AAAAA San Pablo also owns title to all of the improvements located on the San Pablo II Property.

14.                                 That certain self storage facility located at 4311 Sonoma Boulevard, Vallejo, California  94589 and more particularly described on Exhibit “A-14” attached hereto and by this reference made a part hereof (hereinafter the “Vallejo Property”).  Fee title to the Vallejo Property is owned by AAAAA Vallejo.

A-2

EXHIBIT “B”

(Designated Contracts)

5A Service Contracts

Alameda
Assume
Kiosk Maintenance	Open Tech	$250 per month
ADT

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction. They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	7UP - 30 day notice required
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

Berkeley
Assume
Kiosk Maintenance	Open Tech	$250 per month
ADT

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction. They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	7UP - 30 day notice required
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

Castro Valley
Assume

Kiosk Maintenance	Open Tech	$250 per month
ADT	Service for this site it combined with the sellers main office and will need to be transferred once property is purchased.	ADT if there is a problem with the flow.
Elevators	National Elevator

Cancel
Waste Management Services
Vending	7UP - 30 day notice required
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

Colma
Assume
Kiosk Maintenance	Open Tech	$250 per month
ADT

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction. They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	7UP - 30 day notice required
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

Hayward
Assume
Kiosk Maintenance	Open Tech	$250 per month
ADT

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction. They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	No contract
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

Kahului
Assume
Kiosk Maintenance	Open Tech	$250 per month
Landscape
Security One	Express 11/7/07

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction. They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	No contract
Postage
SBC
AVAYA	Kate told me they were cancelling service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

Kapolei
Assume
Kiosk Maintenance	Open Tech	$250 per month
Lifeline Fire & Security
Landscape	Landscaper is looking to get contract signed.

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction. They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	7UP - 30 day notice required
Blueprint machine	Lease
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

San Leandro Assume
Kiosk Maintenance	Open Tech	$250 per month
ADT

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction. They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	7UP - 30 day notice required
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

San Pablo (EI Sobrante) Assume
Kiosk Maintenance	Open Tech	$250 per month
ADT

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction. They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	7UP - 30 day notice required
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

Vallejo Assume
Kiosk Maintenance	Open Tech	$250 per month
ADT

Cancel
Waste Management Services
AJAY

We have a national account with AJAY and spoke to them for direction.  They said to have the seller send them a letter cancelling the contracts (and date) and state that we are going to assume the contracts on a national level.

Vending	7UP - 30 day notice required
Postage
SBC
AVAYA	Kate told me they were cancelling this service which ends in April 2007
Gate Servicing	Task Master
Management Software	Task Master

Advertising

Assume

Directory Name	Pub Initials	Close Date	Pub Date	EXR Shared Costs
Maul-Molokai-Lanal	LMB	10/6/2006	Feb-07	1/2 & 2/3	2 ads in this book
Fremont-Hayward	ATT	1/19/2007	Apr-07	3/4
Island of Oahu-Honolulu	LMB	6/2/2006	Oct-05	2/3
Western Sonoma Co	VZ	7/13/2005	Nov-05	100%
San Francisco	ATT	8/31/2006	Dec-06	2/3
Vallejo	ATT	8/31/2006	Dec-06	100%
Contra Costa Co Central	ATT	9/29/2006	Jan-07	2/3 & 1/2	2 ads in this book
Napa Valley	VYP		Dec-06	100%	vallejo Only
Casuo Valley Independent		9/15/2006	Sep-06	100%	This book also has coupon ads associated with it
Rockridge Independent		8/15/2006	Aug-06	1/2	This book also has coupon ads associated with it
Alameda Independent		2/1/2007	Feb-07	100%	This book also has coupon ads associated with it

Cancel

Directory Name	Pub Initials	Close Date	Pub Date	Site Advertised
Marin County	ATT	3/2/2007	Jun-07
San Maleo Co Central	ATT	3/2/2007	Jun-07
San Mateo Co North	ATT	3/2/2007	Jun-07
Chinese Yellow Pages		4/30/2007	Jun-07
Island of Oahu-Honolulu	Paridise	3/24/2007	Jul-07
Oaldand	ATT	6/10/2007	Sep-07
Los Altos	ATT	7/16/2006	Nov-06	Foster City Only
Palo Allo	ATT	7/15/2006	Nov-06	Foster City Only
Contra Costa Co West	ATT	6/10/2007	Sep-07
LaMorinda CCS*****	UPC	5/5/2007	Jun-06

Advertising – There are several ads that are shared with properties we are not purchasing which we will need to negotiate cost for.

**All book costs will need to be prorated from the date of purchase.

10-23 Exhibits

EXHIBIT “C”

(Allocated Share of the Net Value)

Property	Allocated Share of the Net Value
Alameda I and Alameda II	$15,962,725.00	*
Berkeley I and Berkeley II	$19,844,743.12	*
Castro Valley	$5,804,034.00	*
Colma	$17,088,433.44	*
Hayward	$7,637,720.00	*
Kahului I and Kahului II	$18,325,680.54	*
Kapolei	$28,579,748.00	*
San Leandro	$9,757,358.89	*
San Pablo I and San Pablo II	$5,035,525.16	*
Vallejo	$2,875,377.21	*

Total:	$130,911,345.36	*

*Estimate based on most recent payoff letter from applicable Third Party Lender.  Amounts will be adjusted when final payoff letters are received.

C-1

EXHIBIT “D”

(Schedule of Third Party Loans)

1.                                       That certain loan (hereinafter the “Colma Third Party Loan”) evidenced by a Promissory Note dated May 20, 1997 in which AAAAA Rent-a-Space, Ltd. Limited Partnership, a California limited partnership appears as Borrower and Merrill Lynch Credit Corporation (hereinafter the “Colma Lender”) appears as lender (hereinafter the “Colma Third Party Note”) and which is secured by a mortgage/deed of trust against the Colma Property of even date therewith (hereinafter the “Colma Third Party Mortgage”).

2.                                       That certain loan (hereinafter the “Hayward Third Party Loan”) evidenced by a Promissory Note dated in which the AAAAA Rent-a-Space - Hayward, Ltd. Limited Partnership, a California limited partnership appears as Borrower and Merrill Lynch Credit Corporation (hereinafter the “Hayward Lender”) appears as lender (hereinafter the “Hayward Third Party Note”) and which is secured by a mortgage/deed of trust against the Hayward Property of even date therewith (hereinafter the “Hayward Third Party Mortgage”).

3.                                       That certain loan (hereinafter the “San Leandro Third Party Loan”) evidenced by a Promissory Note dated July 14, 1997 in which AAAAA Rent-a-Space - Colma, Ltd. Limited Partnership, a California limited partnership appears as Borrower and Merrill Lynch Credit Corporation (hereinafter the “San Leandro Lender”) appears as lender (hereinafter the “San Leandro Third Party Note”) and which is secured by a mortgage/deed of trust against the San Leandro Property of even date therewith (hereinafter the “San Leandro Third Party Mortgage”).

4.                                       That certain loan (hereinafter the “Berkeley I Third Party Loan”) evidenced by a Promissory Note dated July 14, 1983, in which AAAAA Berkeley I appears as Borrower and Gibraltar Savings, a Federal Savings and Loan Association (hereinafter the “Berkeley I Lender”) appears as lender (hereinafter the “Berkeley I Third Party Note”) and which is secured by a mortgage/deed of trust against the Colma Property of even date therewith (hereinafter the “Berkeley I Third Party Mortgage”).

5.                                       That certain loan (hereinafter the “Berkeley II Third Party Loan”) evidenced by a Promissory Note dated July 18, 1983 in which the AAAAA Berkeley II appears as Borrower and Gibraltar Savings, a Federal Savings and Loan Association (hereinafter the “Berkeley II Lender”) appears as lender (hereinafter the “Berkeley II Third Party Note”) and which is secured by a mortgage/deed of trust against the Colma Property of even date therewith (hereinafter the “Berkeley II Third Party Mortgage”).

6.                                       That certain loan (hereinafter the “San Pablo Third Party Loan”) evidenced by a Promissory Note dated July 14, 1983 in which AAAAA San Pablo appears as Borrower and Gibraltar Savings, a Federal Savings and Loan Association (hereinafter the “San Pablo Lender”) appears as lender (hereinafter the “San Pablo Third Party Note”) and which is secured by a mortgage/deed of trust against the San Pablo Property of even date therewith (hereinafter the “San Pablo Third Party Mortgage”).

7.                                       That certain loan (hereinafter the “Vallejo Third Party Loan”) evidenced by a Promissory Note dated July 13, 1983 in which AAAAA Vallejo appears as Borrower and Gibraltar Savings, a Federal Savings and Loan Association (hereinafter the “Vallejo Lender”) appears as lender (hereinafter the “Vallejo Third Party Note”) and which is secured by a mortgage/deed of trust against the Vallejo Property of even date therewith (hereinafter the “Vallejo Third Party Mortgage”).

8.                                       That certain loan (hereinafter the “Kahului II Third Party Loan”) evidenced by a Promissory Note dated June 19, 2003 in which the AAAAA Maui appears as Borrower and Wyoming

D-1

Bank & Trust (hereinafter the “Kahului II Lender”) appears as lender (hereinafter the “Kahului II Third Party Note”) and which is secured by a mortgage/deed of trust against the Kahului II Property of even date therewith (hereinafter the “Kahului II Third Party Mortgage”).

D-2

EXHIBIT “F”

(Permitted Exceptions)

Property	Permitted Exceptions from Schedule B-II of Chicago Title Company Title Commitment for Applicable Property
Alameda I	Exceptions Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16
Alameda II	Exceptions Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16
Berkeley I	Exceptions Nos. 1, 3, 4, 5, 6, 7, 9, 10, 13
Berkeley II	Exceptions Nos. 1, 3, 4, 6, 7, 8, 9, 14, 17
Castro Valley	Exceptions Nos. 1, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 15
Colma	Exceptions Nos. 1, 2, 3, 6
Hayward	Exceptions Nos. 1, 3, 4, 5, 6, 9
Kahului I	Exceptions Nos. 1, 2, 6, 13, 16, 17, 18, 19, 20, 23, 24
Kahului II	Exceptions Nos. 1, 2, 6, 13, 16, 17, 18, 19, 22, 24, 25
Kapolei	Exceptions Nos. 1, 2, 3, 4, 5, 6, 7, 9, 11, 12, 13, 14, 15, 16
San Leandro	Exceptions Nos. 1, 5, 6, 7, 8, 9, 10, 11, 12, 15
San Pablo I	Exceptions Nos. 1, 3, 4, 5, 6, 7
San Pablo II	Exceptions Nos. 1, 3, 4, 5, 8
Vallejo	Exceptions Nos. 1, 3, 4, 5, 6, 7, 8, 10

F-1

EXHIBIT “G”

(Schedule of Closing Documents)

Doc. No.	Document Description:	To Be Delivered/Signed By:	To Be Delivered To:
1.

With respect to each Property other than the Ground Lease Properties, a Grant Deed in the form attached hereto as Exhibit “G-1” and by this reference made a part hereof (as to those Properties located in the State of California) or a Warranty Deed in the form attached hereto as Exhibit “G-2” and by this reference made a part hereof (as to those Properties located in the State of Hawaii) fully executed in recordable form by the Contributor of such Property

		The Contributor of each Property other than the Ground Lease Properties	Acquiror
2.

With respect to each of the Ground Lease Properties, duplicate originals of an Assignment and Assumption of Ground Lease in the form attached as Exhibit “G-3” and by this reference made a part hereof executed by each Contributor of a Ground Lease Property and Acquiror, in recordable form

		The Contributor of Each Ground Lease Property and Acquiror	One copy to the Contributor of the Property and one copy to Acquiror
3.

With respect to each of the Properties, duplicate originals of an Assignment of Leases and Designated Contracts in the form attached as Exhibit “G-4” and by this reference made a part hereof executed by each Contributor of a Ground Lease Property and Acquiror, in recordable form

		The Contributor of each Property and Acquiror	One copy to the Contributor of the Property and one copy to Acquiror
4.	A Non-Foreign Affidavit in compliance with Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended.	Each Contributor	Acquiror
5.

With respect to each Property, a letter advising tenants under the Leases of the change in ownership of the Property and directing them to pay rent and send any notices to Acquiror or as Acquiror may direct

		The Contributor of such Property	Acquiror
6.

With respect to each Property, the originals of all Leases affecting the such Property and updated copies of the Rent Roll for such Property, and other reports and information, updated to within twenty-four (24) hours prior to the date of Closing for such Property, including tenant’s name, unit occupied, unit size, term of lease (including beginning date), monthly rental, prepaid rent, if any, and amount of security deposit, paid-to-date, and a Monthly Management and Occupancy Report indicating aging of delinquent rents and fees owed in 30, 60, and 90 day increments, if any, and all other relevant factors. Possession and control of all Leases for storage units shall be delivered to Acquiror at either

		The Contributor of such Property	Acquiror

Doc. No.	Document Description:	To Be Delivered/Signed By:	To Be Delivered To:

the Property or at such Contributor’s principal place of business. Originals of all Ground Leases and all other Leases shall be delivered directly to Acquiror. All tenant records and the executed originals of all service contracts, warranties, maintenance agreements, and other documents affecting the operation of the Property.

7.

With respect to each Property, a Bank Deposit Authorization Letter in the form attached as Exhibit “G-5” to the Agreement, authorizing Acquiror’s bank to deposit rent checks made payable to Contributor into Acquiror’s account after Closing. Acquiror agrees to not deposit and will give to Contributor any checks Acquiror receives which are payable to Contributor and which do not relate to the Property or the Contributor’s businesses on the Property

		Each Contributor of a Property	Acquiror
8.

With respect to each Contributor, duplicate originals of a Partnership Joinder Agreement in the form of Exhibit “G-6” attached hereto and by this reference made a part hereof executed by such Contributor

		Each Contributor of a Property	Acquiror
9.	With respect to each Contributor, duplicate originals of the Registration Rights Agreement duly executed by such Contributor and the REIT	To be executed by each Contributor and the REIT	One copy to the REIT and one copy to such Contributor
10.	Accredited Investor Questionnaire	To be executed by each Contributor	Acquiror
11.

With respect to each Property, supersedure and other forms and papers required for transfer and conversion of telephone numbers, telephone listings and yellow page advertisements and other related matters

		The Contributor of such Property	Acquiror
12.

With respect to each Property, at either such Contributor’s principal place of business or at such Property, in each such Contributor’s discretion, any and all building plans, surveys, site plans, engineering plans and studies, utility plans, landscaping plans, development plans, blueprints, specifications, drawings and other documentation concerning the Property in the possession or subject to the control of Contributor or any property manager or employee of such Contributor

		The Contributor of such Property	Acquiror
13.	With respect to each Property, any existing bonds, warranties or guaranties which are in any way applicable to the Property or any part thereof	The Contributor of such Property	Acquiror
14.	All other necessary or appropriate documents	Contributor	Acquiror

Doc. No.	Document Description:	To Be Delivered/Signed By:	To Be Delivered To:
reasonably required by the Acquiror in order to consummate the transaction contemplated herein
15.	Such other Documents as are specified in the Contribution Agreement	Acquiror or Each Contributor, as applicable
16.	All other necessary or appropriate documents reasonably required by Contributor in order to consummate the transaction expressly contemplated hereby	Acquiror	Contributor

EXHIBIT “G-1”

FORM OF CALIFORNIA GRANT DEED

RECORDING REQUESTED BY

AND RECORDED MAIL TO:

Attn:

MAIL TAX STATEMENTS TO:

Attn:

(SPACE ABOVE THIS LINE FOR RECORDER’S USE)

Documentary Transfer Tax

Not Shown Pursuant To Revenue

And Taxation Code Section 11932

GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, AAAAA RENT-A-SPACE                                 , a California limited partnership (“Grantor”), hereby grants to                                                         , a                                                      , (“Grantee”), all of Grantor’s right, title and interest in the real property situated in the City of                           , County of                               , State of California, and more particularly described on Exhibit A annexed hereto and made a part hereof, together with all improvements, buildings, structures, easements, privileges and rights appurtenant thereto, subject only to the exceptions set forth on Exhibit B attached hereto.

[Signature On Following Page]

1

IN WITNESS WHEREOF, the Grantor has executed this Grant Deed as of the          day of                                   , 2007.

Grantor:	AAAAA RENT-A-SPACE , a limited partnership

	By:	KN Productions, Inc., a California
corporation
	Its:	General Partner

By:
		Name:	Michael Knuppe
		Its:	President

2

State of California	)
) ss.
County of	)

On                   , 200   before me,                                             , a Notary Public, personally appeared                       , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	(Seal)

3

EXHIBIT A

LEGAL DESCRIPTION

[See Attached]

4

EXHIBIT B

PERMITTED EXCEPTIONS

[See Attached]

5

STATEMENT OF

DOCUMENTARY TRANSFER TAX

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)

AFFIDAVIT OF REAL PROPERTY TRANSFER TAX DUE AND REQUEST THAT AMOUNT OF TAX NOT BE MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER

TO:                             COUNTY RECORDER

In accordance with Revenue and Taxation Code Section 11932, request is hereby made that the amount of the County of                              Property Transfer tax shall be shown on this statement and not be recorded with the attached Grant Deed, and that this statement be affixed to the document by the Recorder after the record is made and before the original is returned.

Name of Grantor:                                                      AAAAA RENT-A-SPACE                               , a California limited partnership

Name of Grantee:                                                                                              , a

The amount of the documentary transfer tax due on the attached Grant Deed, computed on the full value of the subject property, is as follows:

County Tax:	$
City Tax:	$

[Signature Page To Follow]

6

I declare under penalty of perjury that the foregoing is true and correct.

Grantor:	AAAAA RENT-A-SPACE , a limited partnership

	By:	KN Productions, Inc., a California
corporation
	Its:	General Partner

By:
		Name:	Michael Knuppe
		Its:	President

7

EXHIBIT “G2”

(Form Hawaii Deed)

LAND COURT SYSTEM	REGULAR SYSTEM

AFTER RECORDATION, RETURN BY MAIL ☐ OR PICKUP ☐ :

C/O

ATTN:

TYPE OF DOCUMENT:	(TOTAL PAGES: )

WARRANTY DEED

PARTIES TO DOCUMENT:

GRANTOR:  AAAAA RENT-A-SPACE                                 , A HAWAII LIMITED PARTNERSHIP

GRANTEE:                                                     , A

TAX MAP KEY FOR PROPERTY:

1

WARRANTY DEED

THIS WARRANTY DEED is made this          day of                   , 2007, by AAAAA RENT-A-SPACE                            , a Hawaii limited partnership, whose address is                                                                hereinafter called the “Grantor,” in favor of                                                       , a                                                 whose address is c/o                                                      ,                                      ,                                     ,                                                        Attn:                                   , hereinafter called the “Grantee”.

WITNESSETH:

That for TEN AND NO/100 DOLLARS ($10.00), and other valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, the Grantor does hereby grant, bargain, sell and convey unto the Grantee, its successors and assigns, in fee simple:

All of that certain real property described in Exhibit “A” attached hereto and made a part hereof.

AND the reversions, remainders, rents, issues and profits thereof and all of the estate, right, title and interest of the Grantor, both at law and in equity, therein and thereto.

TO HAVE AND TO HOLD the same, together with all buildings, improvements, rights, easements, privileges and appurtenances thereon and thereto belonging or appertaining or held and enjoyed therewith, unto the Grantee according to the tenancy herein set forth, forever.

AND, in consideration of the premises, the Grantor does hereby covenant with the Grantee that the Grantor is seized of the property herein described in fee simple; that said property is free and clear of and from all liens and encumbrances except for the lien of real property taxes not yet by law required to be paid and except as may be specifically set forth in Exhibit “B”; that the Grantor has good right to sell and convey said property as aforesaid; and that the Grantor will WARRANTY AND DEFEND the same unto the Grantee against the lawful claims and demands of all persons, except as aforesaid.

The conveyance herein set forth and the warranties of the Grantor concerning the same are expressly declared to be in favor of the Grantee, and the Grantee’s, successors and assigns.

2

The terms “Grantor” and “Grantee,” as and when used herein, or any pronouns used in place thereof, shall mean and include the masculine, feminine or neuter, the singular or plural number, individuals, partnerships, trustees or corporations and their and each of their respective successors and assigns, according to the context thereof.  All covenants and obligations undertaken by two or more persons shall be deemed to be joint and several unless a contrary intention is clearly expressed elsewhere herein.

IN WITNESS WHEREOF, the Grantor has executed these presents on the day and year first above written.

AAAAA RENT-A-SPACE , a limited partnership

By:	KN Productions, Inc., a California
corporation
Its:	General Partner

By:
	Name:	Michael Knuppe
	Its:	President

“Grantor”

3

Exhibit A

[See Attached]

4

Exhibit B

[See Attached]

5

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)

On                     , 2007 before me,                               , Notary Public, personally appeared                                                                                                      , proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

6

EXHIBIT “G-3”

(Form Assignment and Assumption of Ground Lease)

FORM OF

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Attn:

SPACE ABOVE THIS LINE RESERVED FOR

RECORDER’S USE

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

This ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (“Assignment”) is made and entered into as of the        day of                               , 200_ by and between AAAAA RENT-A-SPACE                                     , a                                 limited partnership (“Assignor”) and                                   , a                                                         (“Assignee”).

R E C I T A L S :

Assignor, among other Contributors, and Extra Space Storage LLC, a Delaware limited liability company  (“Contract Acquiror”), entered into that certain Contribution Agreement dated                                   , 2006 (“Agreement”), with respect to the contribution to Acquiror of the “Property” described therein.  All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Agreement.

Assignor desires to assign and transfer to Assignee, as designee of Contract Acquiror, all of Assignor’s right, title and interest in and to that certain unrecorded Ground Lease, dated as of                                   , evidenced by Memorandum of Lease recorded                                        as Instrument No.                                      made by and between                                               , as ground lessor, and Assignor, as ground lessee (the “Ground Lease”), and Assignee desires to accept such assignment and assume the Ground Lease on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

The “Effective Date” of this Assignment shall be the Closing of the Contribution of the Property to Acquiror.

1

As of the Effective Date, Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title and interest in and to the Ground Lease and the security deposit delivered by Assignor thereunder, if any.

Assignee hereby accepts the above assignment and expressly assumes and covenants to keep, perform, fulfill and discharge all of the terms, covenants, conditions and obligations required to be kept, performed, fulfilled and discharged by Assignor, as lessee, under and with respect to the Ground Lease from and after the Effective Date of this Assignment.

This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

[SIGNATURES ON FOLLOWING PAGE]

2

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first above written.

Assignor:	AAAAA RENT-A-SPACE , a limited partnership

	By:	KN Productions, Inc., a California
corporation
	Its:	General Partner

By:
		Name:	Michael Knuppe
		Its:	President

Assignee:	, a

By:
Name:
Its:

3

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)

On                                   , 2007 before me,                               , Notary Public, personally appeared                                                                                                                        , personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)

On                                           , 2007 before me,                               , Notary Public, personally appeared                                                                                                                         , personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

4

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)

On                                             , 2007 before me,                               , Notary Public, personally appeared                                                                                                             , personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

STATE OF CALIFORNIA	)
) ss.
COUNTY OF	)

On                                                 , 2007 before me,                               , Notary Public, personally appeared                                                                                                                         , personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

5

EXHIBIT “G-4”

(Form Assignment of Leases and Designated Contracts)

FORM OF

ASSIGNMENT AND ASSUMPTION OF LEASES AND DESIGNATED CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND DESIGNATED CONTRACTS (“Assignment”) is made and entered into as of the        day of                       , 200_ by and between AAAAA RENT-A-SPACE                                       , a                                  limited partnership (“Assignor”) and                                     , a                                      (“Assignee”).

R E C I T A L S:

A.            Assignor, among other Contributors, and Extra Space Storage LLC, a Delaware limited liability company (“Contract Acquiror”), entered into that certain Contribution Agreement dated                       , 2006 (“Agreement”) with respect to the contribution to Contract Acquiror of that certain real property more particularly described on Exhibit “A” attached hereto and by this reference made a part hereof (the “Property”).

B.            Assignor desires to assign and transfer to Assignee, as designee of Contract Acquiror, all of Assignor’s right, title and interest in and to the all existing tenant leases of storage unit space on the Property and all subleases and rights thereunder, the tenant leases of non-storage unit space on the Property listed on Schedule 1 attached hereto and by this reference made a part hereof, if any, and all prepayments and deferred items, claims, security deposits, other deposits, refunds, causes of action and rights of recovery under such tenant leases (collectively the “Leases”) and the contracts identified in Schedule “2” attached hereto (the “Designated Contracts”), and Assignee desires to accept such assignment and assume the Leases and Designated Contracts on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.             The “Effective Date” of this Assignment shall be the Closing of the contribution of the Property to Contract Acquiror.

2.             Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title and interest in and to the Leases and the Designated Contracts, all from and after the Effective Date of this Assignment.

3.             Assignee hereby accepts the above assignment and expressly assumes and covenants to keep, perform, fulfill and discharge all of the terms, covenants, conditions and obligations required to be kept, performed, fulfilled and discharged by Assignor under and with respect to the Designated Contracts and the Leases from and after the Effective Date of this Assignment.

4.             This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

5.             The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

1

[SIGNATURES FOLLOW ON SUCCEEDING PAGE]

2

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the day and year first above written.

Assignor:	AAAAA RENT-A-SPACE , a limited partnership

	By:	KN Productions, Inc., a California
corporation
	Its:	General Partner

By:
		Name:	Michael Knuppe
		Its:	President

Assignee:		, a

By:
Name:
Its:

3

SCHEDULE “1” TO

ASSIGNMENT OF LEASES & DESIGNATED CONTRACTS

Non-Storage Space Leases

[See Attached]

4

SCHEDULE “2” TO

ASSIGNMENT OF LEASES & DESIGNATED CONTRACTS

Designated Contracts

[See Attached]

5

EXHIBIT “G-5”

(Bank Deposit Letter)

Dated:

Bank Officer’s Name

Name of Acquiror’s Bank

Bank Address

City, State, Zip

Re:                             [Name and address of Contributor’s facility]

TO WHOM IT MAY CONCERN:

(“Contributor”), transferred, on                             , 200 , the self-storage facility (both real and personal property), known as                                            and located at                                                  to EXTRA SPACE OF                              LLC, a                    limited liability company (“Extra Space”).  This is to authorize you to deposit all rental checks payable to                                            and/or                                          to the account of Extra Space at your bank.

CONTRIBUTOR:

AAAAA RENT-A-SPACE , a limited partnership

By:	KN Productions, Inc., a California
corporation
Its:	General Partner

By:
	Name:	Michael Knuppe
	Its:	President

1

EXHIBIT “G-6”

(Partnership Joinder Agreement)

PARTNERSHIP JOINDER AGREEMENT

THIS PARTNERSHIP JOINDER AGREEMENT (hereinafter the “Agreement”) is made and entered into effective as of the        day of February, 2010, by                                           , a                                            (“Contributor”) in favor of EXTRA SPACE STORAGE LP, a Delaware limited partnership (“Acquiror”).

R E C I T A L S:

A.            Concurrently with the execution of this Agreement and pursuant to that certain Contribution Agreement dated                                             , between Contributor and others and Acquiror, Contributor has conveyed certain real and personal property to Acquiror in exchange for an interest as a limited partner of Acquiror and Acquiror has issued to Contributor                      Participating Preferred OP Units (hereinafter the “Contributor OP Units”) (as more particularly defined in that certain Second Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP dated as of                               , 2007 (the “Partnership Agreement”)).

B.            Contributor desires to execute this Agreement to evidence Contributor’s agreement to and adoption of the Partnership Agreement.

NOW, THEREFORE, for and in consideration of the issuance of the foregoing limited partnership interests to Contributor and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged by Contributor, Contributor hereby adopts, accepts, and agrees to be bound by all of the terms and provisions of the Partnership Agreement, as the Partnership Agreement may hereafter be amended, modified, or restated, and to perform all of the obligations therein imposed upon a limited partner of Contributor with respect to the Contributor OP Units.

DATED effective as of the day and year first above written.

CONTRIBUTOR:

AAAAA RENT-A-SPACE , a limited partnership

By:	KN Productions, Inc., a California
corporation
Its:	General Partner

By:
	Name:	Michael Knuppe
	Its:	President

1

EXHIBIT “H”

PRORATION REVIEW

1.             Post Closing Proration Review.  Within sixty (60) calendar days after Closing, Acquiror shall, in good faith, review the prorations as of the Proration Date as set forth in the Agreement (the “Proration Review”) and shall send a copy of the Proration Review to Contributors.  Acquiror expressly acknowledges and agrees that the prorations of the Rentals shall not be subject to the Proration Review.  Acquiror and Contributors shall each have an opportunity to provide the other with a review (a “Review”) of the Proration Review setting forth in reasonable detail any discrepancy which it has discovered in the prorations made at the Closing or in the Proration Review.  If either party to which the Proration Review is presented does not provide the other party with a Review within thirty (30) days after receipt of the Proration Review, such party shall be deemed to be in agreement with the Proration Review.  If either party to which any such Review is presented disagrees with such Review, it shall give written notice (the “Disagreement Notice”) to the other party within thirty (30) days after receipt of such Review (and, if no such notice is given, the party to which such Review was presented shall be deemed to agree with it).  Such Disagreement Notice shall detail all points of disagreement.  If Contributors and Acquiror do not resolve such disagreement within ten (10) business days after delivery of the Disagreement Notice, the parties shall proceed to mediation.  If the parties agree or are deemed to agree with either the Proration Review or the Review or if there is an settlement reaches at the mediation, then Contributors or Acquiror shall, as applicable, pay to the other party, in cash, the amount owed within thirty (30) days of the date of such agreement or deemed agreement or such mediated settlement, as applicable.

2.             Dispute Resolution.  Any controversy or claim between or among the parties hereto relating to or arising from the Review that is no resolved during the ten (10) business day negotiation period described above, shall be submitted to JAMS for mediation.  Either party may commence mediation by providing to JAMS and the other party a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties will cooperate with JAMS and with one another in selecting a mediator from JAMS panel of neutrals, and in scheduling the mediation proceedings. The parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator and any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or 45 days after the date of filing the written request for mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the parties so desire. The provisions of this clause may be enforced by any court of competent jurisdiction.

H-1

EXHIBIT “I”

(Schedule of Rental Concessions)

The rental concessions described in the attachments to an email dated December 7, 2006 from counsel for Contributors to counsel for Acquirors

I-1

EXHIBIT “J”

(Description of Colma Improvements)

•complete existing driveway/ramp

•complete landscaping and fencing at the front of the property

•install signage

•remove front gate

•clean-up construction debris

J-1

EXHIBIT “K”

(Accredited Investor Questionnaire)

INVESTOR QUESTIONNAIRE

To:	Extra Space Storage LP
2795 E. Cottonwood Parkway, #400
Salt Lake City, Utah 84121

Ladies and Gentlemen:

In connection with the potential investment by the undersigned (the “Investor”) in securities (the “Securities”) of Extra Space Storage, LP, a Delaware limited partnership (the “Company”), the Investor is required to complete and deliver this Investor Questionnaire (the “Questionnaire”). The Investor has been informed that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or any foreign jurisdiction and that sales of the Securities will be made pursuant to the private placement exemptions from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder, and exemptions from registration under state securities laws.

The Investor understands that the following information is needed in order to ensure compliance with the requirements of applicable federal and state exemptions from securities registration requirements, and to determine whether the Investor meets the standards required for investing in the Company.  The Investor also understands that the purpose of this Questionnaire is to enable the Company to discharge its responsibilities under applicable federal and state laws, and that the Company will rely upon the information contained in this Questionnaire.  Accordingly, the Investor represents and warrants to the Company as follows:

(i)            The information contained in this Questionnaire is true, complete and accurate and may be relied upon by the Company.

(ii)           The Investor understands and agrees that the Company may present this Questionnaire and the information provided in answers to such parties as it deems advisable if called upon to establish the availability of an applicable exemption under any federal or state securities law or if the contents of the Questionnaire are relevant to any issue in any investigation, action, suit or proceeding to which the Company or any of its respective affiliates is a party or by which any of them is or may be affected.

The Investor understands that this Questionnaire does not constitute an offer by the Company to sell the Securities to the Investor, but is merely a request for information.

Accredited Investor Status

The undersigned qualifies as an “accredited investor” pursuant to Regulation D under the Securities Act of 1933, as amended (the “Act”) as a result of his, her or its status as (check the appropriate description(s)):

☐	A natural person with a net worth, or joint net worth with his or her spouse, exceeding $1,000,000, at the time of purchase.
☐

A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year.

☐	A director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.
☐

A corporation, an organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

☐	A bank as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity.
☐	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.
☐	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.
☐	An insurance company as defined in Section 2(13) of the Act.
☐	An investment company registered under the Investment Company Act of 1940, or a business development company as defined in Section 2(a)(48) of that act.
☐	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
☐

A plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if:

(a)        the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered Investment Adviser;

(b)        the employee benefit plan has total assets in excess of $5,000,000, or

(c) it is a self-directed plan with investment decisions made solely by persons that are “accredited investors” under any one or more of the categories specified in paragraphs 1 through 15 herein.
☐	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
☐

An entity in which all of the equity owners are “accredited investors” under any one or more of the categories specified above.

If the Investor is a trust, please identify if the trust is revocable or irrevocable by checking one of the following boxes.

☐       Revocable Trust  —  If it is a revocable trust which may be amended or revoked at any time by the grantor(s), each grantor of the trust must be an Accredited Investor.  Please have the trustee of the revocable trust complete the information required below regarding each grantor.  By marking the box next to each grantor, the trustee represents and warrants that the grantor is an individual “Accredited Investor” and meets one of the standards set forth in this questionnaire.

Name of Grantor(s)    Confirmation of Status
as Accredited Investor Appropriate Section to Qualify as Accredited Investor

☐
☐
☐
☐

☐ Irrevocable Trust — If it is an Irrevocable trust, please contact the Company for additional inquiries.

Indemnification

The Investor agrees to indemnify and hold harmless the Company and its respective stockholders, officers, directors, counsel and affiliates (collectively, “Indemnitees”) from and against any and all damages suffered and liabilities, expenses and losses incurred by any of the Indemnitees (including costs of investigation, defense and reasonable attorneys’ fees) arising out of or relating to any untrue statement of fact, omission or inaccuracy made by the Investor in this Questionnaire.  If the Investor is more than one individual or entity, the obligation of the Investors to the Indemnitees shall be joint and several, and each of the representations, warranties and acknowledgments contained in this Questionnaire shall be deemed to be made by and be binding upon each such person or entity, and his, her or its heirs, executors, administrators, successors and assigns.

IF INDIVIDUAL

Name:

Dated:                              , 200

IF CORPORATION OR OTHER ENTITY

Its:

Dated:                              , 200

EXHIBIT “L”

(Schedule of Protected Gain)

Property	Protected Gain

Alameda I & II	$15,285,232.00
Berkeley I & II	20,500,142.00
Castro Valley	2,933,672.00
Colma	25,073,129.00
Hayward	10,480,463.00
Kahului	15,302,717.00
Kapolei	24,638,669.00
San Leandro	13,293,674.00
San Pablo I & II	5,153,364.00
Vallejo	3,109,783.00
Total:	$135,770,845.00

L-1

EXHIBIT “M”

(Schedule of Allocated Share of the Gross Dollar Value)

Property	Allocated Share of the Gross Dollar Value

Alameda I and Alameda II	$15,962,725.00
Berkeley I and Berkeley II	$20,785,923.00
Castro Valley	$5,804,034.00
Colma	$25,885,067.00
Hayward	$11,037,720.00
Kahului I and Kahului II	$19,195,160.00
Kapolei	$28,579,748.00
San Leandro	$14,245,579.00
San Pablo I and San Pablo II	$5,406,795.00
Vallejo	$3,297,249.00

Total:	$150,200,000.00

M-1